              CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

This CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT (the "Master Agreement") is entered into as of this 27th day of Sept.,1996, between CSG Systems, Inc., a Delaware corporation with its principal place of business at 2525 North 117th Avenue, Omaha, Nebraska 68164 ("CSG"), and Ventures In Communications RMTS d/b/a TelCom Plus, a Delaware limited liability company with its principal place of business at 2201 Waukegan Road, E200, Bannockburn, IL 60015, (the "Customer"). CSG and Customer agree as follows:

Subject to the terms and conditions of this Master Agreement, Customer hereby agrees to purchase and/or license from CSG its subscriber management system solution utilizing the CSG services and products which are identified, provided and/or licensed as set forth in the attached Schedules which are hereby incorporated into and made a part of this Master Agreement by this reference, including, but not necessarily limited to:

          .    Schedule A - CSG's CCS system for cable and telephony subscriber
               ----------
               billing management (the "CCS Services").

          .    Schedule B - Advanced Business Solutions services (the "ABS
               ----------
               Services").

          .    Schedule C - CSG's ASCR(TM), CIT(TM), Scripting(TM) and Computer
               ----------
               Based Training add-on products (the "CCS Products").

          .    Schedule G - CSG's Print and Mail Services (the "Print and Mail
               ----------
               Services").

The CCS Services, the ABS Services, the Print and Mail Services and any other CSG service subsequently provided in an executed Schedule attached to this Master Agreement are collectively referred to in this Master Agreement as the "Services". CSG's ASCR(TM), CIT(TM), Scripting(TM), Computer Based Training add-on products, and any other CSG product subsequently licensed to Customer in an executed Schedule attached to this Master Agreement are collectively referred to in this Master Agreement as the "Products".

                         GENERAL TERMS AND CONDITIONS

1. FEES AND EXPENSES. The Products and Services will be provided for the fees set forth on Schedule F. Customer shall also reimburse CSG for reasonable
             ----------
out-of-pocket expenses, subject to Customer's monthly review and approval, including travel and travel-related expenses that are consistent with CSG's standard travel reimbursement policies, incurred by CSG in connection with CSG's performance of its obligations under this Master Agreement.

2. INVOICES. Unless otherwise provided herein, Customer shall pay amounts due hereunder within thirty (30) days after receipt of invoice therefor. Any amount not paid when due shall thereafter bear interest until paid at a rate equal to the lesser of one and one-half percent (1 1/2%) per month or the maximum rate allowed by applicable law.

3. TAXES. All amounts payable by Customer to CSG under this Master Agreement are exclusive of any applicable value added, use, sales, service, property or other taxes (other than those taxes based on CSG's income), tariffs or contributions that may be assessable in connection with this Agreement. Customer will pay any applicable value added, use, sales, service, property or other taxes, tariffs or contributions, in addition to the amount due and payable. Customer will promptly furnish CSG with the official receipt of payment of these taxes to the appropriate taxing authority.

4. ADJUSTMENT TO FEES. CSG shall not adjust any of the fees specified in Schedule F or otherwise specified in Schedules hereto prior to the first
----------
anniversary date of the Effective Date (as defined below in Section 19). Thereafter, CSG may from time to time by giving Customer at least thirty (30) days prior written notice thereof, adjust any or all such fees; provided, however, that the amount of all such increases during any 12-month period shall not on the average exceed *** or 100 percent of the percentage increase in the Consumer Price Index, Urban Consumers, All Cities Averaged 1982-84 Equals 100, during the prior calendar year as published by the U.S. Department of Labor or any successor index, whichever is greater.

5. SHIPMENT. CSG will ship the Products, any Incorporated Third Party Software, and any other third party software from its distribution center, subject to delays beyond CSG's control. CSG will select the method of shipment via tape or by electronic file transfer for Customer's account. Risk of loss will pass to Customer upon receipt of the Products, any Incorporated Third Party Software, and any other third party software by Customer.

6. DOCUMENTATION. For the fees that may be set forth in the attached Schedules, CSG agrees to provide copies of all published user manuals and documentation that CSG makes generally available for its Products, which may include user and system manuals, training material in machine readable, electronic or printed form, program material, technical material, test data, flow charts, source code

                                       1

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES
listings, data file listings, scripts, and record layouts (collectively, "Documentation") for use, operation and technical support of the Products. The first five sets of the CCS User Guides will be provided at no additional charge to the Customer. Documentation shall be furnished to the customer at or before the delivery of Products to Customer, unless otherwise mutually agreed between the parties. CSG shall also provide, at no additional cost to Customer, one copy of each update or revision to such Documentation which CSG may make generally available for its Products.

7. EQUIPMENT PURCHASE. Customer is fully responsible for obtaining and installing all computer hardware, software, peripherals and necessary communications facilities, including, but not limited to printers, servers, power supply, workstations, printers, concentrators, communications equipment, and routers (the "Required Equipment") that are necessary at Customer's place of business in order for Customer to utilize the Services and the Products as defined in this Master Agreement. Customer shall bear responsibility for the Required Equipment, including, but not limited to, the costs of procuring, installing, operating and maintaining such Required Equipment. At Customer's request and subject to the terms and conditions of Schedule B, CSG will consult
                                                   ----------
with, assist and advise Customer regarding Customer's discharge of its responsibilities with respect to the Required Equipment, and CSG will obtain for Customer any Required Equipment a CSG's then-current prices and on terms and conditions set forth in a separately executed purchase agreement.

8.WORK DONE BY OTHERS. If any of the Services or other work performed by CSG is dependent upon work done by others, CSG shall inspect such work and promptly report to Customer any defect therein that renders such other work unsuitable CSG's proper performance. CSG's silence shall constitute approval of such other work as being fit, proper and suitable for CSG's performance of the Services.

9. PRODUCTS WARRANTIES AND REMEDIES.
(a.) Limited Warranty. Except as provided in Section 11 and 12, CSG warrants
     ----------------
that (i) the Products will conform to CSG's published specifications in effect on the date of delivery and (ii) the Products will perform in a certified "Designated Environment" (as defined in Schedules C, D and E) substantially as described in the accompanying Documentation for a period of ninety days after the date of delivery (the "Waranty Period"). Except as set forth in Schedule H,
                                                                    ----------
CSG provides all third party software, including the "Incorporated Third Party Software" (as defined below in Section 10), AS IS. Customer acknowledges that
(i) the Products and the Incorporated Third Party Software may not satisfy all of Customer's requirements and (ii) the use of the Products and the Incorporated Third Party Software may not be uninterrupted or error-free. Customer further acknowledger that (i) the fees set forth in Schedule F and other charges
                                            ----------
contemplated under this Master Agreement are based on the limited waranty, disclaimers and limitation of liability specified in this Section and Sections 11, 12, 16, 17, and 18 and (ii) such charges would be substantially higher if any of these provisions were unenforceable. During the Warranty Period or for the period that may be set forth below, whichever is longer, CSG also represents and warrants to Customer as follows:

     (1.) Each time Software is delivered to Customer, CSG warrants that it has the right to grant to Customer a license to use such Software;

     (2.) Except as disclosed in the published specifications, Documentation, or Exhibits attached hereto, when delivered, the Software contains no "computer viruses" or other contaminants, including with limitation any codes or instructions that may be used to access, modify, delete, damage or disable Customer's computer systems;

     (3.) During the term the Software is licensed to Customer, the Software shall be substantially compatible with, and may be used in conjunction with other software and/or operating systems to the extent described in CSG's then current published specifications in the certified Designated Environment;

     (4.) The Software does not contain any disabling code which would render the Software unusable until a patch or new password is entered on the platforms on which it operates;

     (5.) Any magnetic medium on which portions of the Software is furnished shall be free from defects in material, workmanship and recording under normal use;

     (6.) If Phoenix and/or VantagePoint are licensed to Customer and used prior to, during or after the calendar year 2000 such software shall include at a sufficient time to meet Customer's requirements, at no additional charge, year 2000 capabilities. For the purpose of this section, year 2000 capability means that Phoenix and VantagePoint: (i) will manage and manipulate data involving dates, including single century formulas and multi-century formulas, and will not cause and abnormal ending scenario within the application or result in incorrect values generated involving such date; (ii) will provide all date-related user interface functionalities and date fields including an indication of century; and (iii) will provide that all date-related functions, including generated code, will include indication the century.

(b.)Remedies. In case of breach of Warranty or any other duty related to the quality of the Products, CSG or its representative will correct or replace any defective Product or, if not practicable, CSG will accept the return of the defective Product and refund to Customer (i) the amount actually paid to CSG allocable to the defective Product, and (ii) a pro rata share of the maintenance fees that Customer actually paid to CSG

                                       2
CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES for the period that such Product was not usable. Customer acknowledges that this Subsection 9(b) sets forth Customer's exclusive remedy, and CSG's exclusive liability, for any breach of warranty or other duty related to the quality of the Products. THE REMEDIES SET FORTH IN THIS PARAGRAPH ARE SUBJECT TO THE "LIMITATION OF REMEDIES" SET FORTH BELOW IN SECTION 17.

10. INCORPORATED THIRD PARTY SOFTWARE. Customer acknowledges that the Products may incorporate certain third party computer programs and documentation (the "Incorporated Third Party Software") and are subject to the additional or alternative terms and conditions as may be set forth in Schedule H, as
                                                        ----------
applicable (the "Incorporated Licenses"). In case of any conflict between this Master Agreement and the Incorporated Licenses, the terms of the Incorporated Licenses will prevail with respect to that particular item of Incorporated Third Party Software. CSG will be responsible for paying any fees for the Incorporated Third Party Software that may be due in connection with this Master Agreement. Customer will execute the additional documents that such vendors may require to enable CSG to deliver the Incorporated Third Party Software to Customer. Except as otherwise provided in Schedule H, CSG makes no warranty and provides no
                         ----------
indemnity with respect to the Incorporated Third Party Software.

11. OTHER THIRD PARTY SOFTWARE. Customer acknowledges that CSG will deliver the System together with certain third party software other than Incorporated Third Party Software, and that Customer's rights and obligations with respect to such other third party software are subject to the license terms accompanying the specific item of third party software. CSG is not a party to any license between Customer and any licensor of such third party software, and CSG makes no warranty and provides no indemnity with respect thereto.

12. ABS SERVICES WARRANTY. CSG represents and warrants that (i) CSG will perform the ABS Services in a good workmanlike manner and (ii) the Deliverables as defined in Schedule B will substantially conform to the applicable
              ----------
specifications set forth in the statement of works attached to Schedule B for a
                                                               ----------
period of ninty (90) days from Customer's receipt of the Deliverable. In case of breach of this ABS Services' warranty or any other legal duty to Customer for the ABS Services, CSG's exclusive liability, and Customer's exclusive remedy, will be to obtain (i) the reperformance of the ABS Service or the correction or replacement of the Deliverable or (ii) if the parties agree that such remedies are not at all practicable, a refund of the Project Fees (as defined in Schedule
                                                                        --------
B) allocable to such ABS Service or Deliverable. ALL OTHER WARRANTIES OR CONDITIONS, WHETHER EXPRESS OR IMPLIED (INCLUDING BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE, TITLE OR NON-INFRINGEMENT), ARE HEREBY DISCLAIMED.


13. EMERGENCY SUPPORT. CSG shall provide Customer with a periodically updated current listing of technical support personnel, together with telephone contact procedures to assist Customer in solving out-of-service conditions. CSG shall make available the name, title, phone number and location of a technically competent individual from CSG who is able to provide telephone support and information on a twenty-four hour basis.

14. INSURANCE,. CSG agrees to maintain at all times during the term of this Agreement appropriate insurance coverages and amounts of insurance for its activities under this Agreement. CSG agrees to furnish certificates or other acceptable proof of such insurance at the request of Customer.

15.  INDEMNITY.
(a)  Indemnity. Except as otherwise provided in Exhibit C-1, if an action is
--------------                                  -----------
brought against Customer claiming that the Products infringe a patent or copyright within the jurisdiction where the "Designated Environment" (as defined in the applicable Schedules, attached hereto) is situated (the "Territory"), CSG
                  ---------
will defend Customer at CSG's expense and, subject to this Section and Section 18, pay the damages and costs finally awarded against Customer in the infringement action, but only if (i) Customer notifies CSG promptly upon learning that the claim might be asserted, and (ii) CSG has sole control over the defense of the claim and any negotiation for its settlement or compromise.

(b)  Alternative Remedy. If a claim described in Section 15(a.) may be or has
------------------------
been asserted, Customer will permit CSG, at CSG's option and expense, to (i) procure the right to continue using the Product if reasonably practicable, (ii) replace or modify the Product to climinate the infringement while providing functionally equivalent performance and responsiveness or (iii) accept the return of the Product and refund to Customer the amount of the fees actually paid to CSG and allocable for such Product, less amortization based on a 5-year straight-line amortization schedule and a pro rata share of any maintenance fees that Customer actually paid to CSG for the period that such Product was not usable.

(c)  Limitation. CSG shall have no indemnity obligation to Customer under this
---------------
Section if the patent or copyright infringement claim results from (i) a correction or modification of the Product not provided by CSG, (ii) the failure to promptly install an Update or Enhancement provided by CSG (as defined in the applicable Schedules, attached hereto) or (iii) the combination of the Product
           ---------
with other items not provided or recommended by CSG (note: this, of course, does not include the Incorporated Third Party Software, if any, and equipment and other items certified by CSG as part of the Designated Environment).

16. PAY-PER-VIEW LIABILITY. Notwithstanding anything to the contrary herein, CSG's total liability with respect to each pay-per-view event for any and all claims, damages, losses or expenses incurred by Customer arising directly or indirectly out of CSG's

                                       3

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES
processing of pay-per-view information shall be limited to the amount of fees actually received by CSG from Customer applicable to such pay-per-view processing services related to the specific event giving rise to such liability.

17. LIMITATION OF REMEDIES. EXCEPT AS EXPRESSLY PROVIDED IN THIS MASTER AGREEMENT, AND THE SCHEDULES AND ATTACHMENTS HERETO, ALL WARRANTIES, CONDITIONS, REPRESENTATIONS, INDEMNITIES AND GUARANTEES WITH RESPECT TO THE PRODUCTS, THE INCORPORATED THIRD PARTY SOFTWARE, OTHER THIRD PARTY SOFTWARE, AND THE SERVICES, WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM, PRIOR ORAL OR WRITTEN STATEMENTS BY CSG, ITS AGENTS OR OTHERWISE (INCLUDING, BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY, SATISFACTION, FITNESS FOR PARTICULAR PURPOSE, TITLE OR NON-INFRINGEMENT) ARE HEREBY OVERRIDDEN, EXCLUDED AND DISCLAIMED. CUSTOMER ACKNOWLEDGES THAT THE PRODUCTS AND SERVICES BEING PROVIDED AS AGREED TO HEREIN ENTAIL THE LIKELIHOOD OF SOME HUMAN AND MACHINE ERRORS, OMISSIONS, DELAYS AND LOSSES, INCLUDING, BUT NOT LIMITED TO, INADVERTENT MUTILATION OF DOCUMENTS AND LOSS OF DATA, WHICH MAY GIVE RISE TO LOSS OR DAMAGE. CUSTOMER AGREES THAT CSG SHALL NOT BE LIABLE DUE TO SUCH ERRORS, OMISSIONS, DELAYS AND LOSSES UNLESS CAUSED BY CSG'S GROSS NEGLIGENCE OR WILLFUL AND INTENTIONAL MISCONDUCT.

18. NO CONSEQUENTIAL DAMAGES. UNDER NO CIRCUMSTANCES WILL CSG OR ITS RELATED PERSONS BE LIABLE TO CUSTOMER OR CSG'S LICENSORS BE LIABLE TO CUSTOMER FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES OR LOST PROFITS, WHETHER FORESEEABLE OR UNFORESEEABLE, BASED ON CUSTOMER'S CLAIMS OR THOSE OF ITS CUSTOMERS (INCLUDING, BUT NOT LIMITED TO, CLAIMS FOR LOSS OF DATA, GOODWILL, USE OF MONEY OR USE OF THE PRODUCTS, THE INCORPORATED THIRD PARTY SOFTWARE, OR OTHER THIRD PARTY SOFTWARE, RESULTING REPORTS, THEIR ACCURACY OR THEIR INTERPRETATION, INTERRUPTION IN USE OR AVAILABILITY OF DATA, STOPPAGE OF OTHER WORK OR IMPAIRMENT OF OTHER ASSETS), ARISING OUT OF BREACH OR FAILURE OF EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE STRICT LIABILITY IN TORT OR OTHERWISE. IN NO EVENT WILL THE AGGREGATE LIABILITY WHICH CSG OR ITS LICENSORS MAY INCUR IN ANY ACTION OR PROCEEDING EXCEED THE AMOUNT ACTUALLY PAID BY CUSTOMER ALLOCABLE TO THE SPECIFIC ITEM OR SERVICE THAT DIRECTLY CAUSED THE DAMAGE, DESPITE THE FOREGOING EXCLUSION AND LIMITATION, THIS SECTION WILL NOT APPLY TO THE EXTENT THAT APPLICABLE LAW SPECIFICALLY REQUIRES LIABILITY.

19. TERM. This Master Agreement shall be effective on the date of execution and acceptance by CSG (the "Effective Date"). From the Effective Date, this Master Agreement shall remain in effect and continue thereafter indefinitely unless earlier terminated pursuant to Section 20. The term of any license for the Products and the term for any Services to be provided shall be set forth in the Schedules attached hereto and shall be effective from the date set forth therein and continue as provided for therein, unless terminated pursuant to Section 20 of this Master Agreement.

20. TERMINATION. This Master Agreement or any one more of the Schedules attached hereto may be terminated for cause as follows:

(a) If either party materially or repeatedly defaults in the performance of their respective obligations hereunder, except for Customer's obligation to pay fees, and fails either to substantially cure such default within thirty (30) days after receiving written notice specifying the default, then the party not in default may, by giving written notice to the defaulting party, terminate this Master Agreement or any one or more of its Schedules as of a date specified in such notice of termination.

(b) If Customer fails to pay when due any amounts owed hereunder and fails either to substantially cure such default within thirty (30) days after receiving written notice specifying the default, then CSG may, by giving written notice thereof to Customer, terminate this Master Agreement or at CSG's option, CSG may terminate any one or more of the Schedules attached hereto, as of a date specified in such notice of termination.

(c) In the event that either party hereto becomes or is declared insolvent or bankrupt, is the subject of any proceedings related to its liquidation, insolvency or for the appointment of a receiver or similar officer for it, makes an assignment for the benefit of all or substantially all of its creditors, or enters into an agreement for the composition, extension or readjustment of all or substantially all of its obligations, then the other party hereto may, by giving written notice thereof to such party, terminate this Master Agreement as of the date specified in such notice of termination.

(d) If Customer or any of Customer's employees or consultants breach any term or condition of any Schedule attached hereto for the license of a Product(s) or of any license agreement for software or products distributed by or through CSG, including the Incorporated Third Party Software, CSG may, at CSG's option, terminate the Master Agreement or terminate any one or more of the Schedules attached hereto upon 30 days advance written notice and without judicial or administrative resolution.

                                       4

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

Upon the termination of the Master Agreement or any one or more of the Schedules attached hereto, for any reason, all rights granted to Customer under this Master Agreement or the terminated Schedule(s) will cease, and Customer will promptly (i) purge all the Products from the Designated Environment and all of Customer's other computer systems, storage media and other files; (ii) destroy the Products and all copies thereof; (iii) deliver to CSG an affidavit which certifies that Customer has complied with these termination obligations; and
(iv) pay to CSG all fees that are due pursuant to this Master Agreement. Notwithstanding the foregoing, if only one or more of the Schedules are terminated, Customer must comply with the requirements of this paragraph only with respect to the specific Products set forth in the terminated Schedule(s).

21. TERMINATION ASSISTANCE. Upon expiration or earlier termination of this Master Agreement or termination of Schedule A or Schedule D, if applicable, by
                                   ----------    -------------------------
either party for any reason, CSG will provide Customer, reasonable termination assistance for up to ninety (90) days relating to the transition to another vendor. This termination assistance will be provided to Customer at CSG's then standard rates unless CSG has materially defaulted under the terms of this Master Agreement, in which case no additional charge for the termination assistance shall apply. If this Master Agreement expires or is terminated earlier by CSG, then Customer will pay CSG, in advance, on the first day of each calendar month and as a condition to CSG's obligation to provide termination assistance to Customer during that month, an amount equal to CSG's reasonable estimate of the total amount payable to CSG for such termination assistance for that month.

22. CONFIDENTIALITY.
(a.) Definition.  Customer and CSG will provide to each other or will come into
     ----------
possession information relating to each other's business, CSG's Products and Services and the Incorporated Third Party Software which is considered confidential (the "Confidential Information"). Customer acknowledges that confidentiality restrictions are imposed by CSG's licensors or vendors. Confidential Information shall include, without limitation, all of Customer's and CSG's trade secrets, and all know-how, design, invention, plan or process and Customer's data and information relating to Customer's and CSG's respective business operations, services, products, research and development, CSG's vendors' or licensors' information and products, and all other information that is marked "confidential" or "proprietary" prior to or upon disclosure, or which, if disclosed orally, is identified by the disclosing party at the time as being confidential or proprietary and is confirmed by the disclosing party as being Confidential Information in writing within thirty (30) days after its initial disclosure.

(b.) Restrictions.  Each party shall use its reasonable best efforts to maintain
     ------------
the confidentiality of such Confidential Information and not show or otherwise disclose such Confidential Information to any third parties, including, but not limited to, independent contractors and consultants, without the prior written consent of the disclosing party. Each party shall use the Confidential Information solely for purposes of utilizing the Products and performing its obligations under this Master Agreement. Each party shall indemnify the other for any loss or damage the other party may sustain as a result of the wrongful use or disclosure by such party (or any employee, agent, licensee, contractor, assignee or delegatee of the other party) of its Confidential Information. Customer will not allow the removal or defacement of any confidentiality or proprietary notice placed on any CSG documentation or products. The placement of copyright notices on these items will not constitute publication or otherwise impair their confidential nature.

(c.) Disclosure.  Neither party shall have any obligation to maintain the
     ----------
confidentiality of any Confidential Information which: (i) is or becomes publicly available by other than unauthorized disclosure by the receiving party;
(ii) is independently developed by the receiving party; or (iii) is received from a third party who has lawfully obtained such Confidential Information without a confidentiality restriction. If required by any court of competent jurisdiction or other governmental authority, the receiving party may disclose to such authority, data, information or materials involving or pertaining to Confidential Information to the extent required by such order, provided that the receiving party shall first have advised the disclosing party so that the disclosing may obtain a protective order sufficient to maintain the confidentiality of such data, information or materials. If an unauthorized use or disclosure of Confidential Information occurs, the parties will take all steps which may be available to recover the documentation and/or products and to prevent their subsequent unauthorized use or dissemination.

(d.) Limited Access.  Each party shall limit the use and access of Confidential
     --------------
Information to such party's bona fide employees or agents who have a need to know such information for purposes of conducting the receiving party's business and who agree to comply with the use and non-disclosure restrictions applicable to the products and documentation under this Master Agreement. If requested, receiving party shall cause such employees and consultants to execute appropriate confidentiality agreements in favor of the disclosing party. Each party shall notify all employees and agents who have access to Confidential Information or to whom disclosure is made that the Confidential Information is the confidential, proprietary property of the disclosing party and shall instruct such employees and agents to maintain the Confidential Information in confidence.

23. SURVIVAL. Termination of this Master Agreement shall not impair either party's then accrued rights, obligations, liabilities or remedies. Notwithstanding any other provisions of this Master Agreement to the contrary, the terms and conditions of Sections 9, 10, 11, 12, 16, 17, 18, 20, 21, 22, 23,
26, and 34 shall survive termination of this Master Agreement.

24. NON-WAIVER. No course of dealing or failure of either party to enforce strictly any term, right or condition of this Agreement shall be construed as a waiver of such term, right or condition. The waiver by Customer of any default of CSG hereunder shall not be deemed a waiver of any other default of CSG.

                                       5

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

25. NATURE OF RELATIONSHIP. CSG, in furnishing Services and licensing Products to Customer hereunder, is acting only as an independent contractor. CSG does not undertake by this Master Agreement or otherwise to perform any obligation of Customer, whether regulatory or contractual, or to assume any responsibility for Customer's business or operations. Customer understands and agrees that CSG may perform similar services for third parties and license same or similar products to third parties. Nothing in this Master Agreement shall be deemed to constitute a partnership or joint venture between CSG and Customer. Neither party shall hold itself out as having any authority to enter into any contract or create any obligation or liability on behalf of or binding upon the other party.

26. OWNERSHIP. All trademarks, service marks, patents, copyrights, trade secrets and other proprietary rights in or related to the Products, the "Deliverables" as defined under Schedule B, the Incorporated Third Party
                                ----------
Software and other third party software (collectively the "Software Products") are and will remain the exclusive property of CSG or its licensors, whether or not specifically recognized or perfected under applicable law. Customer will not take any action that jeopardizes CSG's or its licensor's proprietary rights or acquire any right in the Software Products, except the limited use rights specified in the Schedules to this Master Agreement. CSG or its licensor will own all rights in any copy, translation, modification, adaptation or derivation of the Software Products, including any improvement or development thereof. Customer will use its best efforts to promptly obtain, at CSG's request, the execution of any instrument that may be appropriate to assign these rights to CSG or its designee or perfect these rights in CSG's or its licensor's name.

27. RESTRICTED RIGHTS. Use, duplication or disclosure by the U.S. Government or any of its agencies is subject to restrictions set forth in the Commercial Computer Software and Commercial Computer Software Documentation clause at DFARS
227.7202 and/or the Commercial Computer Software Restricted Rights clause at FAR 52.227.19(c) CSG Systems, Inc., 2525 North 117th Street, Omaha, Nebraska 68164.

28. INSPECTION. During the term of this Master Agreement and for twelve (12) months after its termination or expiration for any reason, CSG or its representative may, upon prior notice to Customer, inspect the files, computer processors, equipment and facilities of Customer during normal working hours to verify Customer's compliance with this Master Agreement. While conducting such inspection, CSG or its representative will be entitled to copy any item that Customer may possess in violation of this Master Agreement.

29. FORCE MAJEURE. Neither party will be liable for any failure or delay in performing an obligation under this Master Agreement that is due to cause beyond its reasonable control, including but not limited to, fire, explosion, epidemics, earthquake, lightening, failures or fluctuations in electrical power or telecommunications equipment, accidents, floods, acts of God, the elements, war, civil disturbances, acts of civil or military authorities or the public enemy, fuel or energy shortages, strikes, labor disputes, regulatory restrictions, restraining orders or decrees of any court, changes in law or regulation or other acts of governmental, transportation stoppages or slowdowns or the inability to procure parts or materials. These causes will not excuse Customer from paying accrued and outstanding amounts due to CSG through any available lawful means acceptable to CSG. If a force majeure condition occurs, the affected party shall; (1) immediately give notice thereof to the other party; and (2) use its best effort to perform notwithstanding the force majeure condition.

30. ASSIGNMENT. Neither party may assign, delegate or otherwise transfer this Master Agreement or any of its rights or obligations hereunder without the other party's prior written consent, which consent shall not be unreasonably withheld. Any attempt to do so without such approval will be void. Notwithstanding the foregoing, CSG or Customer may assign this Master Agreement, upon notice to the other party, to a related or unrelated person in connection with a sale, acquisition, consolidation or other reorganization of CSG's or Customer's business, in whole or in part, and CSG and Customer hereby consent to such assignment in advance.

31. QUALITY ASSURANCE. Products and Services furnished hereunder by CSG shall be subject to CSG's quality control activities and procedures, including any performance measurements, testing, quality process reviews and inspections to implement such procedures. Upon reasonable notification by Customer, CSG shall make available to Customer that data obtained through CSG's quality control procedures which demonstrate the results of CSG's quality procedures and the quality of furnished products. Such data shall be sufficient to demonstrate that the Products meet CSG's specified quality and reliability measurements. If requested by Customer, CSG shall: (1) provide Customer a copy or CSG's quality manual; (2) provide Customer a copy of CSG's current quality inspection procedures and product specifications; and (3) permit Customer the accessibility and assistance necessary to perform an on-site quality program review of CSG's quality program at CSG's facilities.

32. NOTICES. Any notice or approval required or permitted under this Master Agreement will be given in writing and will be sent by telefax, courier or mail, postage prepaid, to the address specified below or to any other address that may be designated by prior written notice. Any notice or approval delivered by telefax (with answer back) will be deemed to have been received the day it is sent. Any notice or approval sent by courier will be deemed received one day after its date of posting. Any notice or approval sent by mail will be deemed to have been received on the 5th business day after its date of posting.

                                       6

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

   If to Customer:                                       If to CSG:
   Telcom Plus                                           CSG Systems, Inc.
   2201 Waukegan Road Stc.E200                           2525 N. 117th Ave.
   Bannockburn, IL 60015                                 Omaha, NE 68164
   Tel: (874) 374-7000 Fax:                              Tel: (402) 431-7000 Fax: (402) 431-7278
   Attn: Mr. William F. Wallace, President               Attn: President and copy to Corporate Counsel

   With Copy to:
   Mid Atlantic Cable
   5335 Wisconsin Ave., Suite 750
   Washington, DC 20015
   Attn: Ms. Joan Miller, VP


33. ARBITRATION
(a.) General. Any controversy or claim arising out of or relating to this Master
     -------
Agreement or the existence, validity, breach or termination thereof, whether during or after its term, will be finally settled by compulsory arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"), as modified or supplemented under this Section 33.

(b.) Proceeding. To initiate arbitration, either party will file the appropriate
     ----------
notice at the Regional Office of the AAA in Chicago, Illinois. The arbitration proceeding will take place in Chicago, Illinois. The arbitration panel will consist of three (3) arbitrators, one arbitrator appointed by each party and a third neutral arbitrator appointed by the two arbitrators designated by the parties. Any communication between a party and any arbitrator will be directed to the AAA for transmittal to the arbitrator. The parties expressly agree that the arbitrators will be emprowered to, at either party's request, grant injunctive relief.

(c.) Award. The arbitral award will be the exclusive remedy of the parties for
     -----
all claims, counterclaims, issues or accountings presented or plead to the arbitrators. The award will (i) be granted and paid in U.S. dollars exclusive of any tax, deduction or offset and (ii) include interest from the date of that the award is rendered until it is fully paid, computed at the maximum rate allowed by applicable law. Judgment upon the arbitral award may be entered in any court that has jurisdiction thereof. Any additional costs, fees or expenses incurred in enforcing the arbitral award will be charged against the party that resists its enforcement.

(d.) Legal Actions. Nothing in this Section will prevent party from seeking
     -------------
interim injunctive relief against the other party in the courts having jurisdiction over the other party. Nothing in this Section will prevent CSG from filing any debt collection action against Customer in the local courts.

34. MISCELLANEOUS. All notices or approvals required or permitted under this
    -------------
Master Agreement must be given in writing. Any waiver or modification of this Master Agreement will not be effective unless executed in writing and signed by CSG. This Master Agreement will bind Customer's successors-in-interest. This Master Agreement will be governed by and interpreted in accordance with the laws of Illinois, U.S.A, to the exclusion of its conflict of laws provisions. If any provision of this Master Agreement is held to be unenforceable, in whole or in part, such holding will not affect the validity of the other provisions of this Master Agreement. This Master Agreement, together with the Schedules, Exhibits and attachments hereto which are hereby incorporated into this Master Agreement, constitutes the complete and entire statement of all conditions and representations of the agreement between CSG and Customer with respect to its subject matter and supersedes all prior writings or understandings.

    THIS AGREEMENT IS NOT EFFECTIVE UNTIL SIGNED ON BEHALF OF BOTH PARTIES.

   IN WITNESS WHEREOF, the parties have executed this Master Agreement the day and year first above written.



CSG Systems, Inc., a Delaware corporation.     Ventures In Communications RMTS,
("CSG")                                        d/b/a Telcom Plus ("Customer")


By: /s/ George F. Haddix                       By: /s/ William F. Wallace
    --------------------                           ----------------------
Name:   George F. Haddix                       Name:   William F. Wallace
       -----------------                               ------------------
Title:  President                              Title:  President
       -----------------                               ------------------



                             [STAMP APPEARS HERE]

                                       7

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                  SCHEDULE A

                        CCS SUBSCRIBER BILLING SERVICES

1. CCS SERVICES. Subject to the terms and conditions of the Master Agreement and for the fees described in Schedule F, CSG will provide to Customer, and
                              ----------
Customer will purchase from CSG, all of Customer's requirements for the data processing services, applications and other telephony, cable and video services (the "CCS Services") for all of Customer's subscriber accounts using CSG' CCS system. The CCS Services will provide Customer with an on-line terminal facility (not the terminals themselves), service bureau access to CCS processing software, adequate computer time and other mechanical data processing services as more specifically described in the user documents; the User Guide, User Data File Manual, User Training Manual, Conversion Manual, Operations Guide, and Customer Bulletins issued by CSG (the "Documentation"). Customer's personnel shall enter all payments and non-monetary changes on terminal(s) located at Customer's offices, or provide CSG payment information on magnetic tape or electronic record in CSG's format. CSG and Customer acknowledge and agree that the Documentation describing the CCS Services is subject to ongoing review and modification from time to time. The CSG Telephony services are further described as set forth in Exhibit A-3.

2. COMMUNICATIONS SERVICES AND FEES. CSG shall provide, at Customer's expense, a data communications line from the CSG data processing center to each of Customer's system site locations identified in Exhibit A-1 attached hereto (the "System Sites"). Customer shall pay all fees and charges in connection with the installation and use of and peripheral equipment related to the data communications line in accordance with the fees described in Schedule F attached
                                                             ---------
hereto.


3. IMPLEMENTATION/CONVERSION SERVICES AND FEES. CSG shall provide services as described on Exhibit A-3 attached hereto in connection with Customer's conversion of each System Site and for those added by mutual agreement of the parties to CSG's data processing system subsequent to the execution of this Master Agreement (the "Implementation/Conversion Services"). For System Sites added to Exhibit A-1 subsequent to the Effective Data of the Master Agreement, Customer shall pay CSG the fees set forth in Exhibit A-3 for the performance of the Implementation/Conversion Services.

4. DECONVERSION SERVICES AND FEES. If Customer sells, transfers, assigns or disposes of any of the assets of or any ownership or management interest in any System Site (the "Disposed Site(s)"), Customer agrees to pay CSG the per set deconversion tape fee of $7500 and CSG's then current rates for processing and deconverting subscribers, including online access fees, which amounts shall be due and payable thirty (30) days prior to the intended deconversion of any such Disposed Site(s) from the CCS Services. CSG shall be under no obligation or liability to provide any deconversion tapes or records until all amounts due hereunder, and as otherwise provided in the Master Agreement, shall have been paid in full.

5. OPTIONAL AND ANCILLARY SERVICES. At Customer's request, CSG shall provide optional and ancillary services at the fees set forth on Schedule F.
                                                         ----------

6. CUSTOMER INFORMATION. Any original documents, data and files provided to CSG hereunder by Customer ("Customer Data") are and shall remain Customer's property, and upon termination of this Master Agreement for any reason or deconversion of any System Site, such Customer Data shall be returned to Customer by CSG, subject to the payment of CSG's then-current rates for processing and delivering the Customer Data, any applicable deconversion fees required under Section 4 hereof and all unpaid charges for services and equipment, if any, including late charges incurred by Customer. Customer Data will not be utilized by CSG for any purpose other than those purposes related to rendering the services to Customer under the Master Agreement. Data to be returned to Customer includes: Subscriber Master File (including Work Orders, Converters and General Ledger), Computer-Produced Reports (reflecting activity during period of 90 days immediately prior to Schedule A termination), House
                                              ----------
Master File, Any other related data or files held by CSG on behalf of Customer.

7. PROCESSING MINIMUM. If at any time the fees and charges for the CCS services incurred as computed pursuant to Schedule F are less than a minimum of *** in total processing fees per month (the "Minimum"), Customer agrees to pay the Minimum.

                                       8

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

8. TERM. The first day of the calendar month in which the CCS Services commence shall be referred to as the "Commencement Date." The CCS Services shall continue from the Commencement Date for a period of three (3) years.

AGREED AND ACCEPTED THIS 27TH DAY OF SEPT., 1996, BY:

CSG SYSTEMS, INC. ("CSG")       VENTURE IN COMMUNICATIONS RMTS D/B/A TELCOM PLUS
                                ("Customer")


By: /s/ George F. Haddix        By: /s/ William F. Wallace
    -----------------------         ---------------------------

Exhibit A-1 - SYSTEM SITES;
Exhibit A-2 - IMPLEMENTATION/CONVERSION SERVICES;
Exhibit A-3 - TELEPHONY SERVICES


                                       9

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                  EXHIBIT A-1

SYSTEMS LOCATIONS                 ESTIMATED CONVERSION DATE

Largo, MD                         January 1997


                                      10

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                 EXHIBIT A-2

                            Conversion and Start-up

FOR SITE CONVERSIONS WITH SUBSCRIBER COUNTS OF LESS THAN 20,000:
---------------------------------------------------------------

Manual conversions are recommended on all sites with less than 20K subscribers. Clients are responsible for data entry.
CSG Start-Up Fee *** Includes:

 .    - 5 Sets of CCS Documentation
 .    - File Set-Up
 .    - 3 Months Access to CBT
 .    - 1 Week's Management Training in Omaha
 .    - Manuel Data Base Instructions/Procedures
CSG Support - Travel Expenses Plus ***/day

On Data Bases Over 10K Subs, CSG will offer the following:
 .    . Programmatic Load of House Data - ***
 .    . Programmatic Load of Converter Data - ***

CONVERSION FEE SCHEDULE -                                      SITE SIZE
                                         -------------------------------------------------------------------------
                                          20,000 - 59,999  60,000 - 89,999  90,000 - 149,999  more than 150,000
                                          ---------------  ---------------  ----------------            --------
PROCESSOR
---------

               KNOWN
               =====
Excluding Travel & Entertainment                 -                -                -                       -
 Total Conversion/Implementation Fee            ***              ***              ***                     ***


KNOWN PROCESSORS:
BSI, EDS - System 1 (CMS), Service Electric, CableData, ISD, Toner, CableMax, Parallex, Touchstone, Cablestar, Quickdata.

1)   20,000 - 59,999 SUBSCRIBERS CATEGORY ___________________________

INCLUDES:
---------

A)   TRAINING AIDS AND DOCUMENTATION - 5 SETS
     MANUALS AND JOB AIDS FOR YOUR CABLE SYSTEM STAFF. These manuals and job aids are used to complement your CBT courses. Each employee would be provided the necessary job aids and manuals.
     JOB AIDS: Logon/Sign On, logoff/Sign Off, CBT Training Systems, House
     File, Sales Support, Adjustment Transactions, Adjustment Practice Sheet, Converter Inventory/Addressability Transactions, Converter Sample Invoices, Select System
     ADDTIONAL COPIES: *** for the Job Aids and *** for the Manual.

     FIVE FOUR VOLUME SETS OF THE "CABLE SOURCE" CABLE CONTROL SYSTEM USER GUIDES. This system documentation explains all reports and transactions of the Cable Control System.
     ADDITIONAL COPIES: *** per set or *** per volume.

     FIVE CCS CONVERSION MANUALS.   This manual describes the major components
     necessary for set-up and conversion/implementation to the CCS system. ADDITIONAL COPIES: CSG's then-current prices

     FIVE "CABLESOURCE USER DATA FILE" MANUALS. This manual describes the 300 plus parameters provided to allow you flexibility in establishing your processing requirements. This manual will be primarily reviewed by the Conversion Specialist during your first visit.
     ADDITIONAL COPIES: CSG's then-current prices
     A TEST SYSTEM that provides for the opportunity to practice "hands on" training without impacting your actual data base. (Deaccessed after conversion)

                                      11

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                           EXHIBIT A-2 (PAGE 2 OF 4)
                           -------------------------

5 COPIES OF RMS MANUAL. This manual describes all functionality and commands of the CSG print package. Additional copies: CSG's then-current print package. Additional copies: CSG's then-current prices.

B) RECOMMENDED SITE VISITS
   -----------------------

INITIAL VISIT
 .    Overview of the conversion/implementation process. This incorporates reviewing conversion tasks, timeline and responsible parties.
 .    Establish and/or review of corporate standards, as they relate to User Data
     File, Code Tables, Service Codes and Report settings.
 .    Define Conversion Specifications. This process defines fields, values and variables used on current billing processor and how that will be converted to CCS.

PRE-CONVERSION REVIEW
 .    Review set up of User Data File, Code Tables and reports.
 .    Review pricing and taxing structure of cable site.
 .    Review and approve Conversion/Implementation Specifications.
 .    Train office personnel on use of the CCS system as it pertains to their job function using CBT and a pre-established test system.
 .    Review statement file settings.
 .    Assist the site with defining new procedures for policies that pertain to the billing system.

POST CONVERSION
 .    Audit converted data the morning after merge.
 .    Coordinate input of accumulated backlog (work orders, payments, adjustments and PPV)
 .    Review exceptions created through conversion/implementation process and take necessary action.
 .    Review pricing and taxing structure.
 .    Balance cash.
 .    Review reports and assist with determining needs for daily distribution.
 .    Review and release first cycle of generated statements.


THIRD WEEK
 .    Review reports.
 .    Assist with monthend financial balancing.
 .    Provide potential solutions for day to day procedural issues. (i.e. work order printing, routing, dispatch, converter inventory).

C) DATABASE CLEAN-UP
   -----------------

HOMES PASSED. All addresses that currently reside on your database will be compared against the Group One Zip + 4 files. The following items will occur:

 .    Street names, suffixes (street, avenue) will be standardized in accordance with U.S.P.S. records.
 .    Nine digit zip code established - normally from 90-98% of address will be assigned the 4 digit add-on list of addresses that did not meet U.S.P.S standards will be provided. Rural areas may have lower percentages.
 .    Bar-coding of Zip +4 statement will be performed by CSG.
 .    Re-zip of your data base occur every quarter - this allows CSG to continue to qualify for the highest postal discounts.
 .    List of duplicate address records will be provided for cleanup purposes.

                                      12

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                         THEIR RESPECTIVE COMPANIES

                           EXHIBIT A-2 (PAGE 3 OF 4)
                           -------------------------

CONVERTER DATA BASE. All converters will be passed through CCS edit programs, the following items will occur:

 .    Listing of duplicate serial numbers including the location of the box will be provided.

 .    If you are addressable, a listing of duplicate terminal address (prom number) will be provided.

 .    Invalid model numbers, invalid serial number formats will be identified.

SUBSCRIBER DATA BASE. Standard CCS edits requirements will be performed along with any specific site requested information. The following items are provided as examples:

 .    Site requested service codes, discount codes.

 .    Site requested campaign codes.

 .    Subscribers receiving free services.

 .    Invalid phone numbers.

 .    Any specific site requested data.

D) MANAGEMENT TRAINING IN OMAHA

 .    In depth lecture seminar designed for managers and supervisors.

 .    Covers all aspects of the Cable Control system.

 .    Includes a detailed training manual and all additional training materials.

 .    Opportunity to tour the CSG Mail Facility.


II) 60,000 - 89,999 SUBSCRIBERS CATEGORY________________________________________

INCLUDES EVERYTHING AS LISTED ABOVE IN SECTION I, EXCEPT REGARDING:

RECOMMENDED SITE VISITS:
-----------------------

TRAINING

 .    CSG training will be on-site to conduct "Train the Trainer" courses for site's training staff.

 .    CSG trainers will train site staff on CCS facets and functionality, based upon agenda and needs created by Cable site management.

III) 90,000 - 149,999 SUBSCRIBERS AND 150,000 + SUBSCRIBERS CATEGORIES__________

INCLUDES EVERYTHING AS LISTED ABOVE IN SECTION II, EXCEPT REGARDING:

RECOMMENDED SITE VISITS:
-----------------------

SPECIALITY TRIPS

 .    Addressability Specialist - 1 trip

 .    Financial Analyst - 1 trip

 .    Conversion Specialist - 1 trip to review output with site

 .    Conversion Specialist - 1 trip to define new procedures for policies that pertain to the billing system.

MANAGEMENT TRAINING (This training is usually on-site because of the volume of managers to be trained.)

 .    In depth lecture seminar designed for managers and supervisors.

 .    Covers all aspects of the Cable Control system.

  Includes a detailed training manual and all additional training materials.


                                      13

 CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                           EXHIBIT A-2 (PAGE 4 0F 4)
                           -------------------------

THE FOLLOWING IMPLEMENTATION (START-UP) SERVICES ARE AVAILABLE FOR THE FEES SET FORTH ON SCHEDULE F:
         ----------

1) CUSTOMER PREPARATION:
 .    Formalize operational system requirements and specifications.
 .    Coordinate all vendor activities pertaining to telephony support, functionality, including operational networks and database management.
 .    Determine and implement all billing and financial management parameters.
 .    Advance reporting design and development.
 .    Validate the design and implementation of the telephony operational environment.

2) TRAINING:
 .    15 days of On-Site Training
 .    5 sets of Documentation


                                      14

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                  EXHIBIT A-3
                                  -----------

                              TELEPHONY SERVICES

In addition to the services set forth in Schedule A, CSG shall provide Customer
                                         ----------
with the following CSG Telephony Services:

1. E911 PROCESSING. CSG shall provide a logical interface for routing required data to Customer's selected E911 provider. Customer shall be responsible for any logical interface requirements necessary for its selected E911 provider. Customer is also responsible for any additional requirements that are not in CSG standard package.

2. DIRECTORY LISTING INFORMATION. CSG shall provide an interface for routing required data to Customer's selected directory listing provider. Customer shall be responsible for any special interface requirements necessary for is selected directory listing provider. Customer is also responsible for any additional requirements that are not in CSG standard package.

3. SERVICE NUMBER PORTABILITY. CSG shall provide a logical interface for routing required data to Customer's selected service number portability provider. Customer shall be responsible for any logical interface requirements necessary for its selected service number portability provider. Customer is also responsible for any additional requirements that are not in CSG standard package.

4. CARRIER ACCESS RECORD EXCHANGE (CARE). CSG shall provide a logical interface for routing required data to Customer's selected CARE provider. Customer shall be responsible for any logical interface requirements necessary for its selected CARE provider. Customer is also responsible for any additional requirements there are not in CSG standard package.

5. RATING. CSG shall classify and determine rates of message toll service charges, local exchange charges and general exchange charges for call records provided to CSG in accordance with the tariffs System Sites provide to CSG. From the message toll data processed for System Sites, CSG shall extract and forward the required data to any message processing or sampling center in accordance with any billing and collection agreement System Sites may have with an interexchange carrier; provided System Sites have furnished a copy of such agreement to CSG at least sixty (60) days prior to the time such sampling process is to occur.

6. CARRIER ACCESS BILLING. CSG shall provide carrier access billing service for Feature Group C or Feature Group D service in accordance with the tariffs and charges which System Sites provide to CSG. Carrier access bills will be prepared and forwarded to the appropriate carrier or in accordance with instructions provided by the System Sites.

7. EDIT AND REVIEW. CSG shall create a weekly edit to verify that sequence numbers of polled data match. CSG shall verify that there are call records comparable to the daily volume of call records expected on an exchange or company basis. If any abnormal variation is identified by the edit or review, CSG shall notify the general manager of System Sites, or such representative as System Sites designate in writing to CSG, of the variation as soon as is reasonably possible by telephone. System Site shall then be responsible for examining its switch to determine if there is missing or incorrect data and if there is, providing the missing or correct data to CSG. In addition, CSG shall perform post rating edits after the toll cutoff date to determine if any inconsistencies exist in the data.

In addition to any other Customer obligations set forth in Schedule A or the
                                                           ----------
Master Agreement, Customer has the following obligations:

1. INFORMATION. System Sites shall provide CSG with any information which CSG deems reasonably necessary to perform the services under this Schedule A. System
                                                              ----------
Sites shall provide a schedule of all tariffs and service charges to be used by CSG. In addition, System Sites shall provide the following specific information defined in the following items:

(a)  Local Exchange Charges.  Any Unit Sensitive Pricing (USP) table changes
     ----------------------
shall be provided to CSG at least five (5) days prior to the date on which such charges are to be applied by CSG to billing services.

(b)  Intralata Optional Calling Plans.  Any additions, deletions and changes to
     --------------------------------
intralata optional calling plan tables shall be provided to CSG prior to the System Site toll cutoff date. System Sites shall notify CSG as soon as possible of the implementation of any new optional calling plans, other than AT&T Plans, and CSG will respond to System Sites with the implementation date of the new plan within ten (10) days of being notified by the System Sites.

(c)  Rebills.  Any information related to the rebilling of any intralata or
     -------
interlata toll messages shall be provided to CSG at least five (5) days prior to your toll cutoff date.

(d)  AT&T Interlata Billing, Rating and Optional Calling Plan Charges.  System
     ----------------------------------------------------------------
Sites shall notify CSG of the implementation of new or changes to existing billing formats, rating and optional calling plans through the use of the Time and Cost Process as defined in Exhibit B of AT&T Article 8-2 (Billing and Collection Services Contract between System Sites and AT&T). CSG will comply with all "Change Requests" as defined in Section 6.0 of Exhibit B of Article 8-2 on behalf of the System Sites.

                                      15

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                             EX.A-3 (PAGE 2 OF 2)
                             --------------------

(e)  Other Carrier Interlata and Intralata Calling Plans.  System Sites shall
     ---------------------------------------------------
notify CSG of the implementation of new or changes to existing billing formats, rating and optional calling plans and CSG will respond to System Sites with the implementation date of the new plan within ten (10) days of being notified by the System Sites. Any additions, deletions and changes to intralata and interlata optional calling plan tables shall be provided to CSG prior to the System Sites toll cutoff date.

If CSG receives any of the information defined in Section 1(a)-(e) above later than the defined periods, CSG will make every reasonable effort to include those changes in the current billing. If processing for the current month has progressed past the point at which these changes can be implemented, the changes will be implemented for the monthfollowing the current month. All parties agree to reasonably work together with the System Sites and the Carrier to complete such projects and data updates in a businesslike manner.

2. DATA. System Sites shall be responsible for making all necessary "AMA" data recorded on System Sites' switch available to CSG in the manner set forth in this Section 2. System Sites shall notify CSG of any proposed, actual or pending changes in the composition of the data stored on the switch of System Sites as soon as possible prior to the change. Such notice shall be required for any of the following:

(a) A scheduled or unscheduled software change or upgrade to the System Sites switch and/or polling unit;

(b)  Scheduled or unscheduled maintenance to the switch and/or polling unit;

(c) A scheduled or unscheduled change to the format (i.e. structure code changes) of the recorded data;

(d)  An addition or deletion of WATS recording numbers.

Such notice shall be given by calling CSG's Computer Operations Support Department at (402) 426-6222 (extension 385) during normal business hours.

3.   DATA TRANSFER.  In addition to anything else set forth in this Schedule A,
                                                                    ----------
CSG and System Sites shall have the following responsibilities depending upon the means by which the data to be processed is transmitted to CSG. The parties shall initial below the method of data transfer to be used.

(a)  Polling.  If CSG receives the data by polling the switch of System Sites,
     -------
the responsibilities shall be:

     (1)  CSG shall poll System Sites' switch on a scheduled basis.
     (2) System Sites shall maintain their switch and connecting telephone line such that CSG can poll the data at any time.
     (3) System Sites shall retain all data on their switch for at least forty-five (45) days to provide data redundance to the data CSG has polled on a scheduled basis.

(b)  Bulletin Board System.  If System Sites transmit the data to CSG's bulletin
     ---------------------
board system, the responsibilities shall be:

     (1) System Sites shall have the data from their switch read into a personal compute file and then transmitted to CSG's bulletin board system.
     (2) CSG shall perform a directory function on its bulletin board system on a scheduled basis to determine if any new files have been received.
     (3) System Sites shall maintain the original magnetic tapes, on which data was transferred from the switch, for at least sixty (60) days from the date the data is transferred to CSG's bulletin board system.
     (4)  System Sites shall retransmit any data upon request from CSG.

(c)  Tape.  If System Sites transmit the data by sending the original magnetic
     ----
tape from the switch, the responsibilities shall be:

     (1) System Sites shall identify, by external labels, all magnetic tapes submitted to CSG with the name of System Site, the number of messages on the tape and beginning and ending tapes.
     (2) System Sites shall be responsible for the delivery of magnetic tapes to CSG.
     (3) CSG shall maintain a log containing the following information in relation to any magnetic tapes received from System Sites: the date received and the identifying matter on the external labels.
     (4) CSG shall store the magnetic tapes it receives from System Sites for sixty (60) days. After such period, CSG shall degauss and return the tapes the System Sites.

                                      16

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                  SCHEDULE B

                   CSG ADVANCED BUSINESS SOLUTIONS SERVICES
                   ----------------------------------------

1. GENERAL. Subject to the terms and conditions of the Master Agreement and for the fees and expenses described below, Customer hereby hires CSG, and CSG hereby agrees, to provide the design, development and/or other consulting services described in the Statement of Works contemplated under Section 2 (collectively, the "ABS Services") to Customer as its independent contractor.

2.   ABS SERVICES.

(a)  REASONABLE EFFORTS. CSG will use its reasonable commercial efforts to
     ------------------
perform all ABS Services in a timely and professional manner satisfactory to Customer and in accordance with the applicable Statement of Work.

(b)  PROJECTS SCHEDULES. CSG and Customer will execute a schedule substantially
     ------------------
similar to Exhibit B-1 (the "Statement of Work") for each design, development and/or other consulting project that Customer wants CSG to undertake. CSG and Customer acknowledge that all Statement of Works will form an integral part of this Schedule B.
     ----------

(c)  LOCATION AND ACCESS. CSG may perform the ABS Services at Customer's
     -------------------
premises, CSG'S premises or such other premises that Customer and CSG may deem appropriate. Customer will permit CSG to have reasonable access to Customer's premises, personnel and computer equipment for the purposes of performing the ABS Services at Customer's premises.

(d)  INSURANCE. CSG will be solely responsible for obtaining and maintaining
     ---------
appropriate insurance coverage for its activities under this Schedule B,
                                                            ----------
including, but not limited to, comprehensive general liability (bodily injury and property damage) insurance and professional liability insurance.

3.   CONSIDERATION.

(a)  PROJECT FEES. In consideration for performing the ABS Services, Customer
     ------------
will pay CSG the fees that may be contemplated under the Statement of Works (the "Project Fees").

(b)  REIMBURSABLE EXPENSES. Unless otherwise contemplated under the Statement of
     ---------------------
Work, Customer will reimburse CSG for the necessary and reasonable travel, lodging and related out-of-pocket expenses that CSG may incur in performing the ABS Services ("Reimbursable Expenses").

(c)  PAYMENT. Customer will pay the Project Fees to CSG according to the
     -------
applicable terms set forth in the Statement of Work. Unless otherwise contemplated in the Statement of Work, Customer will pay CSG the Reimbursable Expenses within thirty (30) days after the receipt of CSG's invoice and supporting receipts. All payments will be made in U.S. dollars by check or wire transfer to CSG's designated bank account. Any late payment will accrue interest at the rate of 1.5% until paid in full.

(d)  TAXES. CSG will specify on all invoices issued to Customer any sales, use
     -----
or other tax that may be assessable in connection with this Schedule B. Customer
                                                            ----------
will pay such taxes or provide CSG with any applicable certificate of exemption acceptable to the appropriate taxing authorities.

4. CSG RIGHTS. Customer acknowledges that all patents, copyrights, trade secrets or other proprietary rights in or to the work product that CSG may create for Customer under this Schedule B (the "Deliverables"), including, but
                               ----------
not limited to, any ideas, concepts, inventions or techniques that CSG may use, conceive or first reduce to practice in connection with the ABS Services, are and will be the exclusive property of CSG, except as and to the extent otherwise specified in the applicable Statement of Work. During and after the term of this Schedule B, CSG and Customer will execute the instruments that may be
----------
appropriate or necessary to give full legal effect to this Section 4.

5.   DELIVERY OF ITEMS. Upon the expiration or termination of this Schedule B
                                                                   ----------
for any reason, Customer will promptly pay CSG the Project Fees and Reimbursable Expenses that may be due and outstanding for the ABS Services and Deliverables that CSG has performed, and CSG will deliver to Customer all notebooks, documentation and other items that contain, in whole or in part, any Confidential Information that Customer disclosed to CSG in performance of the ABS Services under this Schedule B.
                        ----------

6.   TERM. The term of this Schedule B shall continue indefinitely unless
                            ----------
earlier terminated pursuant to Section 20 of the Master Agreement.

Agreed and accepted this 27th day of Sept. 1996, by:

CSG SYSTEMS, INC.("CSG")       VENTURES IN COMMUNICATIONS RMTS d/b/a Telcom Plus
                               ("Customer")

By: /s/ George F. Haddix       By: /s/ William F. Wallace
   ---------------------          -----------------------


EXHIBIT B-1........ SAMPLE STATEMENT OF WORK
EXHIBIT B-2........ STATEMENT OF WORK - Integration of Operational Systems with
                    CCS/ACSR

                                      17

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                  EXHIBIT B-1

                          STATEMENT OF WORK (sample)

     THIS STATEMENT OF WORK is made as of _____________199__, between CSG SYSTEMS, INC. ("CSG"), and Ventures In Communications RMTS d/b/a TelCom Plus ("Customer"), pursuant to Schedule B of the Master Agreement that CSG and
                          ----------
Customer executed as of ____________, 199__, and of which this Statement of Work forms an integral part.

OBJECTIVE:
---------


PROCEDURES:
----------


TIMETABLE:  Commencement Date: _______________.
---------
            Completion Date: _________________.


DELIVERABLES:
------------


PROJECT FEES AND PAYMENTS TERMS:
-------------------------------


     IN WITNESS WHEREOF, CSG and Customer cause this Statement of Work to be duly executed below.


CSG SYSTEMS, INC. ("CSG")      VENTURES IN COMMUNICATIONS RMTS d/b/a TelCom Plus
                               ("Customer")


By:_________________________   By:_________________________

Name:_______________________   Name:_______________________

Title:______________________   Title:______________________

Date:_______________________   Date:_______________________


                                      18

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                               STATEMENT OF WORK

THIS STATEMENT OF WORK is made as of 9/27 1996, between CSG Systems, Inc.
                                     ----
("CSG"), and Ventures In Communications RMTS d/b/a Telcom Plus ("Customer"), pursuant to Schedule B of the Master Agreement that CSG and Customer executed as
            ----------
of 9/27, 1996, and of which this Statement of Work forms an integral part.
   ----

1.   TITLE: Integration of Operational Systems with CCS/ACSR
     -----

2.   OBJECTIVE: To ensure successful implentation of an integrated customer
     ---------
management system, it is necessary to integrate the financial and network management systems with the customer care and billing system (CCS/ACSR).

3.   PROCEDURES: ABS will work with Telcom Plus and Mid Atlantic Cable to define
     ----------
the business requirements and processes involved in integrating a network management system, and integrating the network management system with CCS/ACSR. ABS will assist Telecom Plus in:

 .    Determining network requirements, such as alarm information, mean time between failure, mean time between repair, asset provisioning, and asset tracking.

 .    Determining requirements for feeding network management system alarms to the CCS/ACSR system.

 .    Selecting vendors providing the required pieces of network management.

 .    Selecting vendors providing the required pieces of asset management.

 .    Selecting vendors providing network interface units.

 .    Selecting vendors providing trouble ticket management.

 .    Overall program management.

ABS will work with Telcom Plus to define the business requirements and processes involved in integrating financial management packages. ABS will assist Telcom Plus in:

 .    Determining requirements for feeding CCS/ACSR financial information into the Vencom and Mid-Atlantic Cable financial systems.

 .    Determining requirements for integrating the disparate financial systems into one financial package for Telcom Plus and Mid-Atlantic cable.

4.   DELIVERABLES.: The deliverable for each portion of the project will be the
     ------------
Business Requirements and Definitions Document.

5.   TIMETABLE: Estimated effort is 75 days.
     ---------

                Commencement Date: October 2, 1996.
                                  ----------------
                Completion Date: To Be Determined.
                                -----------------

6.   FEES: Customer will be billed at $1,500 per day, plus reasonable and
     ----
customary expenses, payable monthly.

IN WITNESS WHEREOF, CSG and Customer cause this Statement of Work to be duly executed below.

CSG SYSTEMS, INC. ("CSG")      VENTURES IN COMMUNICATIONS RMTS d/b/a TelCom Plus
                               ("Customer")

By: /s/ George F. Haddix       By: /s/ William F. Wallace
   ----------------------         ------------------------

Name: George F. Haddix         Name: William F. Wallace
     --------------------           ----------------------

Title: President               Title: President
      -------------------            ---------------------

Date: 10/1/96                  Date:  9/27/96
     --------------------           ----------------------

                                      19

 CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                  SCHEDULE C

                         CCS PRODUCTS SOFTWARE LICENSE
                         -----------------------------
      CSG VANTAGE(TM), ASCR(TM), CIT(TM), SCRIPTING(TM) AND CSG TELEPHONY


1. LICENSE. CSG hereby grants Customer, and Customer hereby accepts from CSG, a non-exclusive, non-transferable and perpetual right to use the software products known as CSG Vantage, ACSR, CIT, Scripting, Computer Based Training and CSG Telephony for use with the CCS Services described in Section 2 below (the "CCS Products") in the designated environment described in Section 3 below (the "Designated Environment"), for the fees set forth in Schedule F and subject to the terms and conditions specified below and in the Master Agreement.

2. CCS PRODUCTS. "CCS Products" as described in the Product Schedule attached hereto as Exhibit C-1 includes (i) the machine-readable object code version of CSG Vantage, ACSR, CIT, Scripting, Computer Based Training and CSG Telephony software (the "Software"), whether embedded on disc, tape or other media; (ii) the published user manuals and documentation that CSG may make generally available for the Software (the "Documentation"), (iii) the fixes, updates, upgrades or new versions of the Software or Documentation that CSG may provide to Customer under this Schedule C (the "Enhancements") and (iv) any copy of the Software, Documentation or Enhancements. Nothing in this Schedule C will entitle Customer to receive the source code of the Software or Enhancements, in whole or in part.

3. DESIGNATED ENVIRONMENT. "Designated Environment" means the combination of the other computer programs and hardware equipment CSG specified for use with the CCS Products as set forth in Exhibit C-2, or otherwise approved by CSG in writing for Customer's use with the CCS Products at the system sites set forth on Exhibit C-1 (the "System Locations"). Customer may use the CCS Products only in the Designated Environment and will be solely responsible for upgrading the Designated Environment to the specifications that CSG may provide from time to time. If Customer fails to do so, CSG will have no obligation to continue maintaining and supporting the CCS Products. CSG shall certify the Designated Environment prior to the commencement of CSG's obligations under this Schedule C, including its obligations to maintain and support the CCS Products. Any other use or transfer of the CCS Products will require CSG's prior approval, which may be subject to additional charges.

4. USE. Customer may use the CCS Products only in object code form on the workstations set forth on Exhibit C-1 and in the Designated Environment and at the System Locations, and only for the term set forth below, and only for Customer's own internal purposes and business operations with the CCS Services for providing accounting and billing services to its cable subscribers. In addition to the Incorporated Third Party Software, if third party products are provided to Customer as part of the CCS Products, by opening the package containing the third party product or downloading it, Customer agrees to be bound by the terms of the third party's standard license. Customer will not use the CCS Products to provide any such service to or on behalf of any third parties in a service bureau capacity and will not permit any other person to use the CCS Products, whether on a time-sharing, remote job entry or other multiple user arrangement. Customer will not install the Software, Enhancements or Customization on a network or other multi-user computer system unless otherwise specified in the Exhibits to this Schedule, in which case the Designated Environment may be used to provide database or file services to other of Customer's computers across the network, up to the number of workstations specified in Exhibit C-1. Customer may make only one back-up archival copy of the Software, Enhancements or Customization. Customer will reproduce all confidentiality and proprietary notices on each of these copies and maintain an accurate record of the location of each of these copies. Customer will not otherwise copy, translate, modify, adapt, decompile, disassemble or reverse engineer the CCS Products, except as and to the extent expressly authorized by applicable law.

5.   MAINTENANCE AND SUPPORT.
(a)  Maintenance and Support.  Following expiration of the Warranty Period, CSG
----------------------------
will provide Customer the Support and maintenance as described on Exhibit C-3 (the "Support Services"). Any telephone consultation may be provided remotely by telephone, fax or other electronic communication during CSG's normal business hours. Customer will bear all telephone and other expenses that it may incur in connection with CSG's Support Services. Annual Maintenance does not include maintenance and support of the Incorporated Third Party Software or any other third party software except to the extent set forth in Schedule H.
                                                       ----------

(b)  Optional Support.  At Customer's request, CSG may agree to provide and at
---------------------
CSG's discretion, CSG may offer Customer additional Support Services or other support, including but not limited to, the optional support services listed on Exhibit C-3, at CSG's then current price or charge.

                                      20

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

(c) Limitation. Enhancements in this Schedule C will not include any upgrade or
    ----------
new version of the CCS Products that CSG decides, in its sole discretion, to make generally available as a separately priced item. This Schedule C will not require CSG to (i) develop and release Enhancements (ii) customize the Enhancements to satisfy Customer's particular requests or (iii) obtain Enhancements to any third party product. If an Enhancement replaces the prior version of the CCS Product, Customer will destroy such prior version and all archival copies upon installing the Enhancement.

6. TERM. This Schedule C shall be effective from the Effective Date as defined in the Master Agreement and will remain in effect thereafter indefinitely unless terminated pursuant to Section 20 of the Master Agreement.

AGREED AND ACCEPTED THIS 27TH DAY OF SEPT., 1996, BY:

CSG SYSTEMS, INC. ("CSG")      VENTURES IN COMMUNICATIONS RMTS D/B/A TELCOM PLUS
                               ("Customer")


By: /s/ George F. Haddix        By: /s/ William F. Wallace
    ------------------------        ----------------------------


EXHIBIT C-1  PRODUCT SCHEDULE
EXHIBIT C-2  DESIGNATED ENVIRONMENT
EXHIBIT C-3  INSTALLATION, MAINTENANCE AND SUPPORT


                                      21

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                  EXHIBIT C-1

                    VANTAGE/TELEPHONY/ACSR/CIT/SCRIPTING/CBT
                    ----------------------------------------

                               PRODUCT SCHEDULE


Software:
---------

TELEPHONY-
CSG Telephony is offered with ACSR to provide customer management for telephone customers. With CSG Telephony, both cable and telephone services may be managed by a single customer management package. Included in CSG Telephony are integrated ordering and manual provisioning, telephone number assignment, usage billing for a single bill of multiple products, product packaging and pricing, E911, directory listing updates, CARE and service number portability.

CSG VANTAGE-
Vantage is a database which enables Customer to evaluate product and service performance, conduct customer analysis and lifetime values, and transform raw data into real-time reports and graphs.

ADVANCED CUSTOMER SERVICE REPRESENTATIVE (ACSR)-
ASCR is a graphical user interface for CSG's CCS service bureau subscriber management system. ACSR significantly reduces training time and eliminates the need for CSR's to memorize transactions and codes. CSRs instead are allowed easily to access reference tools, help screens and customer data. As companies consolidate and cluster disparate systems with different codes and procedures, ASCR ensures the accounts can be serviced by the same CSR. ASCR also enables CSR's to communicate with one another through a self contained messaging system. ASCR is designed so that module based functionality such as CIT and Scripting can be added as needed.

CUSTOMER INTERACTION TRACKING (CIT)-
CIT is a module offered with ASCR that provides enhanced methods for tracking the interaction with the customer base. It provides note taking functionality as well as an interaction history feature that allows specific actions to be recorded in a transaction history log. CIT also allows for the scheduling of customer call backs. These call backs can be reviewed by management as well as moved between CSR's.

SCRIPTING-
Scripting allows companies to create specific scripts for common situations that help CSR'S relay consistent messages across the customer base. These scripts can apply to trouble-shooting activities where a CSR starts with a general problem and successfully selects the appropriate response and solution. The scripts can also apply to marketing situations where a CSR can successfully up-sell or cross-sell customers.

COMPUTER BASED TRAINING FOR ASCR,CIT AND SCRIPTING (Note: Notwithstanding
Section 15(a) of the Master Agreement, CSG provides no indemnification for intellectual property infringements with respect to Computer Based Training).

________________________________________________________________________________

System Site(s) and Number of Workstations:
-----------------------------------------

                                  Number of
                                  ---------
           Site                   Workstations
           ----                   ------------

       Largo, Maryland                30



Delivery Date:
-------------
       Vantage - TBD
       ACSR, CIT, Scripting - TBD
       Computer Based Training - TBD
       Telephony - TBD


                                    22

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                           EXHIBIT C-2 (page 1 of 4)

                     TELEPHONY/VANTAGE/ACSR/CIT/SCRIPTING
                     ------------------------------------

                            DESIGNATED ENVIRONMENT


CSG TELEPHONY:
-------------

Workstations
------------
Compaq Prolinea 5166 4x4 Model 1200 Pentium (32 MB RAM, Windows NT V3.51)
IBM PC350 133MHz Pentium (32 MB RAM, Windows NT V3.51)
Minimum video resolution supported, 1024x768x256 colors, small font, 1.2GB Hard Drive
Minimum 15" SVGA monitor

Workstation Software
--------------------
Microsoft Windows NT V3.51 (with Service Pack 4 applied)
NetManage Swift 2.0 (3270 Emulator) or Chameleon NFS 5.0
Oracle SQL Forms 4.5.7.0.10 for NT Runtime
Oracle SQl Net 2.2.2.1.0 for NT Runtime


Servers
-------
Sun Sparc 20
Sun Sparc 1000E
Server model, number of CPU's, memory, and disk storage requirements are based on Customer sizing

Server Software
---------------
Minimum 8GB hard drive
Brixton PU2.1 for Solaris 2.5 v3.0.5
Solaris V2.5
Oracle Version 7.3.2 Runtime
Tuxedo V6.1
EPM (UNIVISION) V3.0.3
Sterling CONNECT:Direct Software V.1.4.0 (for 911 interface)
Postal Soft V5.00a rev3 for parsing address for E911 interface
Hylafax freeware V4.0
Platinum/Autopsys Agent V3.3 release 5
Samba V1.9.15 p8
Brixton 3270 Client for Solaris 2.5 (v2.3.0.10) 1 copy

Concentrators
-------------
Bay Networks (Synoptics) 2813-04 (managed 16-port ethernet hub)
Bay Networks (Synoptics) 2803 (non-managed 16-port ethernet hub)
Bay Networks (Synoptics) 2712B-04 (managed 16-port token ring hub) Bay Networks (Synoptics) 2702-C (non-managed 16-port token ring hub)


Network Card Device
-------------------
3 Com Etherlink III 3C509
Sun Quad Ethernet Card
Aurora Technologies Multiport 400S A/Sync Series
100 MB Fast Ethernet card

Printers
--------
IBM 4226 (533cps)
IBM 6408 (800 LPM)
Hewlett Packard LaserJet4
Hewlett Packard Jet Direct EX

                                      23

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                           EXHIBIT C-2 (PAGE 2 OF 4)

Routers
-------
Cisco 2500
Cisco 4000
Cisco 7000
Rockwell NetHopper

Cisco Software
--------------
Version 9.1.4 Release 6
Version 10.0 Release 3
Version 10.0 Release 5

Nethopper Software
------------------
Version 4.03

VANTAGE:
-------

PC Hardware/Software Requirements
---------------------------------
Minimum PC requirements:
        IBM or Compaq 486DX 33MHz, 8meg.RAM, 340 megabyte hard drive Recommended PC requirements:
        IBM or Compaq Pentium 90Mhz or better, 16 meg. RAM or better, 870 megabyte hard drive or larger.
PC OS; MD DOS 6.2x with Windows 3.1x, or *Windows 95, or *Windows NT EDA/Link for Windows 2.2 or higher
EDA ODBC Extender - 2.0 or higher (packaged with EDA/Link)
Forest & Trees 3.x
Attachmate's Extra! Mainframe for Windows 3.5 or higher, or
Irma Workstation for Windows - 2.0 or higher (current version recommended)

Connectivity Requirements
--------------------------
 .  IBM 3174 Controller or
 .  Novell OS version 3.1 or greater on a Token Ring or Ethernet LAN.
 .  The 3270 Gateway must be an Attachmate SAA Gateway or an IPX/SPX Novell SAA
   Gateway. If Novell version is 1.2 and you will use Attachmate's Extra! Mainframe for Windows, you must use a version prior to extra! for Windows
   4.1. Novell SAA Gateway version 2.0 or higher will require Attachmate's Extra! Mainframe for Windows 4.1 or higher.
 . If Customer currently has a network that is not Novell, or a gateway that is not Novell or Attachmate, chmate, the LAN and gateway can be tested for possible certification.

Using Vantage in the ACSR Product environment
--------------------------------------------
The ACSR product runs on an IP LAN with a SUN Server. A Brixton gateway on the SUN Server is used to provide the Vantage Host link. When running Vantage in that environment, Brixton TN3270 applications run on the SUN Server and Extra! Mainframe for Windows is configured for a TN3270 network connection versus an SAA gateway or SNA gateway. ACSR currently runs 16 bit PC OS only. ACSR required OS is Microsoft Windows v3.11. If the Vantage PC will be used in the ACSR environment, the ACSR PC Workstation Requirements should be used for both Vantage and ACSR. Vantage will only run on a PC workstation.

________________________________________________________________________________

ACSR/CIT/Scripting:
------------------

Workstations
------------
Compaq Prolinea 5166 4x4 Model 1200 Pentium, 16MB RAM, MSDOS 6.22
IBM PC350 166MHz Pentium, 16MB RAM, IBM DOS 6.3
SparcStation 4, 24MB RAM minimum, Solaris 2.4
SparcStation 5/70MHz,16MB RAM, Solaris 2.3
Minimum 16MB required to run ACSR on a Windows workstation
300MB of free hard drive space required to run ACSR on a Windows workstation Minimum 540MB hard drive required to run ACSR on SparcStation workstation Minimum video resolution supported 1024x768x256 colors, small font Minimum 15" SVGA monitor

                                      24

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                           THEIR RESPECTIVE COMPANIES

                           EXHIBIT C-2 (PAGE 3 OF 4)


Workstation Software
--------------------
Microsoft Windows V3.11
Chameleon NFS (Version 4.6)
Brixton 3270 client for Windows (Version 3.0.0.6)

Additional Workstation Software to Support Scripting
----------------------------------------------------
Oracle SQL *NET Version 2 (Used for PC's that run Script Designer)

Additional Workstation Software to Support CIT
----------------------------------------------
Tuxedo (Version 4.2.2)

Servers
-------
SUN SPARC 20
SUN SPARC 1000E
This configuration must be made on a case-by-case basis.
Memory requirements for the server are based on the number of ACSR users, minimum 64MB
Minimum 2GB disk required in server; minimum 4GB disk if running CIT or Scripting

Server Software
---------------
Solaris V2.5
Brixton Server PU2.1 for Solaris 2.5 (Version 2.3.2)
Brixton 3270 Client for Solaris 2.5 (Version 2.3.0.10)
Hewlett Packard Unix Jet Direct interface software

Additional Server Hardware & Software to Support Scripting
----------------------------------------------------------
Minimum 2 GB hard drive
Oracle (Version 7.1.6)
UniVision (Version 2.1.4); DBVision & Server Vision

Additional Server Hardware & Software to Support CIT
----------------------------------------------------
Minimum 2 GB hard drive
Oracle (Version 7.1.6)
Tuxedo (Version 4.2.2)
UniVision (Version 2.1.4); DBVision & ServerVision

Concentrators
-------------
BayNetworks (Synoptics) 2813-04 (managed 16-port ethernet hub)
BayNetworks (Synoptics) 2803 (non-managed 16-port ethernet hub)
BayNetworks (Synoptics) 2712B-04 (managed 16-port token ring hub)
BayNetworks (Synoptics) 27062B-C (non-managed 16-port token ring hub) Network Cards/Devices
---------------------
3Com Etherlink III 3C509
SUN Quad Ethernet card
Hewlett Packard Jet Direct EX
Aurora Technologies Multiport 400S A/Sync Series

Printers
--------
IBM 4226 (533 cps)
IBM 6408 (800 LPM)
Hewlett Packard LaserJet4

Routers
-------
Cisco 2500
Cisco 4000
Cisco 7000
Rockwell NetHopper

                                      25

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                           EXHIBIT C-2 (page 4 of 4)


Cisco software supported:      Version 9.14 Release 6
                               Version 10.0 Release 3
                               Version 10.0 Release 5
NetHopper software supported:  Version 4.03

________________________________________________________________________________

                                      26

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                           EXHIBIT C-3 (PAGE 1 OF 2)

                     TELEPHONY/VANTAGE/ACSR/CIT/SCRIPTING
                     ------------------------------------

                SOFTWARE INSTALLATION, MAINTENANCE AND SUPPORT

TELEPHONY INSTALLATION AND TRAINING SERVICES:
--------------------------------------------

Customer start-up services as set forth in Exhibit A-2
Configuration validation & testing (excluding ACSR)

NOTE: ACSR and ESP are required with use of CSG Telephony Services.

________________________________________________________________________________

VANTAGE INSTALLATION SERVICES:
-----------------------------
The following services will be provided by CSG with respect to start-up of the Vantage product.
1. Initial load of the Vantage data base.
2. Unlimited phone support for installation of hardware and software that is certified by CSG Systems, Inc.
3. For non-certified environments, CSG Systems, Inc. will provide the necessary phone support to determine if the non-certified environment can or should be certified
4. If the environment is deemed certifiable, the costs associated with certifying the environment will be communicated to the customer.
5. On-site assistance by CSG can be provided upon customer request.

VANTAGE TRAINING SERVICES:
-------------------------
1. Basic Vantage training at a regular scheduled Omaha training class, as space permits.
2. Basic Vantage training at a scheduled regional training class, as space permits.
3. Basic Vantage training at a customer requested time and/or location is available on request.

VANTAGE MAINTENANCE AND SUPPORT:
-------------------------------
The following services will be provided by CSG for all Vantage users:
1. Telephone consultation for trained users for questions and problems regarding Vantage.
2. Up to one (1) hour of telephone consultation for troubleshooting a previously certified hardware/software environment.
3. Attendance at regularly scheduled basic and advanced Vantage training classes offered in Omaha or at a scheduled regional training location, as space permits.
4. Daily updates to the Vantage database.
5. Storage of thirteen (13) months of financial data.

OPTIONAL SERVICES FOR VANTAGE:
-----------------------------
The following additional services are also available to Vantage customers:
1. Static Database - 10 CSG month-end loaded tables; one time set-up, monthly load, monthly disk storage.
2. Monetary Transactions - All system and manually generated monetary transactions; one time set-up, monthly load, monthly disk storage.
3. Additional Work Order History - Storage of work order history beyond the standard two years; one time set-up, monthly load, monthly disk storage.
4. Scheduling Calender - A summary of the scheduling calendar updated three times per day; one time set-up, monthly load, monthly disk storage.
5. Cluster Coding - Annual subscription
6. Query Building - Consulting services for developing new queries.
7. Additional Training - Training beyond training provided in Schedule F.
                                                              ----------
8. Systems Integration and Support

     -Certifying non-certified hardware/software environment
     -Troubleshooting existing hardware/software environment (first hour is free for certified environments)
     -On-site support as requested by customer
9. Output Charges

                           EXHIBIT C-3 (PAGE 2 OF 2)

--------------------------------------------------------------------------------
ACSR INSTALLATION SERVICES INCLUDE:
-----------------------------------
     Initial site visit/survey
     Site network diagram
     Systems admin training
     1 day onsite installation assistance
     1 day user business start-up assistance from business project manager
     1 day user training

ACSR MAINTENANCE AND SUPPORT:
-----------------------------
Customer support is provided during CSG's customer service hours for support of questions, functionality, workflow, training, and non-catastrophic software defects. System support of ACSR is provided as part of the CCS Services for problems resulting from defects in ACSR. If Customer does not have a certified Designated Environment or Customer has modified the network, third party software, third party hardware or Products, customized support is provided for $125.00/hour under a Schedule B Statement of Work (or an optional $2500.00/month
                     ----------
support is available covering up to fifty (50) hours of support).

OPTIONAL SERVICES FOR ACSR:
---------------------------
     LAN Cabling
     Workstation, LAN Hub 1, Router, Modem and Printer Install
     User Guides - Paper
     User Guides - Electronic w/right to copy (annual)
     User Guide Right to Copy - Paper (annual)
     Annual Fee for User Guide Updates - Paper
     Custom Technical Support - Hourly
     Custom Technical Support - Monthly contract
     Additional User Training - Up to 8 Students
     Hourly Technical Support, Consulting, Systems Integration
     AOI API License Fee (per application interfaced)
     AOI API Annual Maintenance Fee (per application interfaced

--------------------------------------------------------------------------------


NOTE: The maintenance and support for third party products, including any Incorporated Third Party Products, is provided by the licensor of those products. Although CSG may assist in this maintenance and support, CSG will have no liability with respect thereto and Customer must look solely to the licensor. The third party maintenance fees are subject to adjustment from time to time due to changes by the third party vendor.

                                      28

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                  SCHEDULE F
                                  ----------

                              MASTER FEE SCHEDULE
                              -------------------

INDEX

1................ CCS Services

2................ CCS Products

3................ Print and Mail Services

4................ Data Communications Pricing

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

1. CCS SERVICES FEES
--------------------

Basic Monthly Subscriber Charge - ***

 -------------------------------------------------------------------------------
          SYSTEM SIZE       INCREMENTAL DISCOUNTS        ACCUMULATIVE DISCOUNT
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
       0   -      4,999        ***                      ***
 -------------------------------------------------------------------------------
   5,000   -      9,999        ***                      ***
 -------------------------------------------------------------------------------
  10,000   -     24,999        ***                      ***
 -------------------------------------------------------------------------------
  25,000   -     49,999        ***                      ***
 -------------------------------------------------------------------------------
  50,000   -     99,999        ***                      ***
 -------------------------------------------------------------------------------
 100,000   -    199,999        ***                      ***
 -------------------------------------------------------------------------------
 200,000   -         up        ***                      ***
 -------------------------------------------------------------------------------


 -------------------------------------------------------------------------------
      MSO SIZE              INCREMENTAL DISCOUNTS        ACCUMULATIVE  DISCOUNT
 -------------------------------------------------------------------------------
        0    -    99,999       ***                      ***
 -------------------------------------------------------------------------------
  100,000    -   249,999       ***                      ***
 -------------------------------------------------------------------------------
  250,000    -   499,999       ***                      ***
 -------------------------------------------------------------------------------
  500,000    -   999,999       ***                      ***
 -------------------------------------------------------------------------------
 1,00,000    -        up       ***                      ***
 -------------------------------------------------------------------------------

Monthly Per System/Principle Charge ***

BASIC PROCESSING RELATED SERVICES

Basic processing related services fee include the following:
------------------------------------------------------------

 . Three years of work order history
 . All transactions posting to accounts
 . All on-line transactions
 . All basic subscriber accounts on file
 . Up to four (4) work orders on file per subscriber
 . Up to 25% inactive subscriber accounts on file
 . Up to six (5) SIS statements stored on file
 . Up to twenty-five (25) SIS details stored on file
 . Up to four (4) SIS memos stored on file
 . Addressability function (excluding converter inventory and pay-per-view)
 . Credit and collection function (excluding mailing services)
 . Work order and service call repair function (excluding forms)
 . Financial reports
 . Management/audit trail reporting
 . User Data File parameter changes
 . Service code rate changes
 . Individualized customer service support
 . Cycle billing function - with up to 28 billing cycles
 . Real time USPS Zip + 4 address zip code verification function
 . Software release enhancements accompanied by user documentation and updates . User group participation
 . Technical network support 24 hours per day
 . Production reports package (over 260 reports available) and report spool functions
 . Guaranteed performance standards
 . Ongoing customer analysis and training support

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

     On-Line Allowance And Overage Charges:

          ------------------------------------------------------------------
            Item                    Monthly On-Line           Monthly Per
                                Allowance Per Subscriber    Overage Charge

          ------------------------------------------------------------------
            A. Work Orders on file                ***            ***
          ------------------------------------------------------------------
            B. Statements stored on-line          ***            ***
          ------------------------------------------------------------------
            C. Details stored on-line             ***            ***
          ------------------------------------------------------------------
            D. Memos stored on-line               ***            ***
          ------------------------------------------------------------------
            E. Inactive subscribers on file       ***            ***
          ------------------------------------------------------------------

     CCS ANCILLARY SERVICE FEES
     ---------------------------

--------------------------------------------------------------------------------------------------------
                                     Ancillary Service Fees

--------------------------------------------------------------------------------------------------------
          ITEM                                     ONE TIME        MONTHLY       MONTHLY
                                                  CHARGE PER       CHARGE       CHARGE PER     PER ITEM
                                                    SYSTEM       PER SYSTEM     SUBSCRIBER
--------------------------------------------------------------------------------------------------------
 I.    REPORTING & DECISION
       SUPPORT SERVICES
--------------------------------------------------------------------------------------------------------
 A.    Microfiche
--------------------------------------------------------------------------------------------------------
       A. Originals                                                                            ***
--------------------------------------------------------------------------------------------------------
       B. Duplicates                                                                           ***
--------------------------------------------------------------------------------------------------------
 B.    Selects
--------------------------------------------------------------------------------------------------------
       (1). Set-up fee per report                                                              ***
--------------------------------------------------------------------------------------------------------
       (2). Records read                                                                       ***
--------------------------------------------------------------------------------------------------------
       (3). Records accepted                                                                   ***
--------------------------------------------------------------------------------------------------------
       (4). Records spooled                                                                    ***
--------------------------------------------------------------------------------------------------------
       (5). Auto dialer
--------------------------------------------------------------------------------------------------------
            a. Records read                                                                    ***
--------------------------------------------------------------------------------------------------------
            b. Minimum charge per report                                                       ***
--------------------------------------------------------------------------------------------------------
            c. Maximum charge per report                                                       ***
--------------------------------------------------------------------------------------------------------
 II.   FINANCIAL SERVICES
--------------------------------------------------------------------------------------------------------
 A.    Credit Card Processing
--------------------------------------------------------------------------------------------------------
       (1). Start up fee                               ***
--------------------------------------------------------------------------------------------------------
       (2). Maintenance fee                                           ***
--------------------------------------------------------------------------------------------------------
       (3). Accepted transaction fee
--------------------------------------------------------------------------------------------------------
            0-1,000 transactions                                                               ***
--------------------------------------------------------------------------------------------------------
            1,001-2000 transactions                                                            ***
--------------------------------------------------------------------------------------------------------
            2,001-3,000 transactions                                                           ***
--------------------------------------------------------------------------------------------------------
            3,001-4,000 transactions                                                           ***
--------------------------------------------------------------------------------------------------------
            4,001-5,000 transactions                                                           ***
--------------------------------------------------------------------------------------------------------
            5,001 and up transactions                                                          ***
--------------------------------------------------------------------------------------------------------
 B.    Collections                                     Quote
--------------------------------------------------------------------------------------------------------
 III.  OTHER ANCILLARY SERVICES
--------------------------------------------------------------------------------------------------------
 A.    Equipment Inventory
--------------------------------------------------------------------------------------------------------
       1. Non-addressable converters                                                           ***
--------------------------------------------------------------------------------------------------------
       2. Addressable converters                                                               ***
--------------------------------------------------------------------------------------------------------
       3. Other non-addressable                                                                ***
--------------------------------------------------------------------------------------------------------
 B.    Tape transmission (lockbox)
--------------------------------------------------------------------------------------------------------
       1. Per remittance processor                                    ***
--------------------------------------------------------------------------------------------------------
       2. Lockbox reversal                             ***
--------------------------------------------------------------------------------------------------------
 C.    Audio response units
--------------------------------------------------------------------------------------------------------
       1. Start up fee (per billable subscriber)       ***
--------------------------------------------------------------------------------------------------------
          *** maximum, *** minimum

 CONFIDENTIAL AND PROPRIETARY INFORMATION -FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

--------------------------------------------------------------------------------------------------------
                                     Ancillary Service Fees

--------------------------------------------------------------------------------------------------------
          ITEM                                     ONE TIME        MONTHLY       MONTHLY
                                                  CHARGE PER       CHARGE       CHARGE PER     PER ITEM
                                                    SYSTEM       PER SYSTEM     SUBSCRIBER
--------------------------------------------------------------------------------------------------------
       2. Access fee                                                  ***
--------------------------------------------------------------------------------------------------------
       3. Transaction charge (per PPV item)                                                    ***
--------------------------------------------------------------------------------------------------------
 D.    Automatic Number Identification (ANI)
--------------------------------------------------------------------------------------------------------
       1. Start up fee (per billable subscriber)       ***
--------------------------------------------------------------------------------------------------------
          *** maximum, *** minimum
--------------------------------------------------------------------------------------------------------
       2. Access fee                                                  ***
--------------------------------------------------------------------------------------------------------
       3. Transaction fee (per PPV item)                                                       ***
--------------------------------------------------------------------------------------------------------
       4. Transaction fee with confirmation                                                    ***
--------------------------------------------------------------------------------------------------------
       5. Zenith Phonevision                                                                   ***
--------------------------------------------------------------------------------------------------------
       6. Upgrade from standard ANI to Televue         ***
             ANI with confirmation
--------------------------------------------------------------------------------------------------------
       7. Local to centralized conversion              ***
--------------------------------------------------------------------------------------------------------
 E.    Autopackaging (maximum ***)                                                   ***
--------------------------------------------------------------------------------------------------------
 F.    Pay Per View
--------------------------------------------------------------------------------------------------------
       1. PPV events (per event)                                                               ***
--------------------------------------------------------------------------------------------------------
       2. Build events, per supplier tape
--------------------------------------------------------------------------------------------------------
          a.   Stand alone                                            ***
--------------------------------------------------------------------------------------------------------
          b.   With Auto Auth codes                                   ***
--------------------------------------------------------------------------------------------------------
          c.   Auto Auth codes only                                   ***
--------------------------------------------------------------------------------------------------------
       3. Event Schedule download                      ***            ***
--------------------------------------------------------------------------------------------------------
       4. Output of Authorization Profiles                                                     ***
--------------------------------------------------------------------------------------------------------
 G.    Account number format change*                   ***
--------------------------------------------------------------------------------------------------------
 H.    Addition for a system, principle or agent*
--------------------------------------------------------------------------------------------------------
       1. Setup of new system                          ***
--------------------------------------------------------------------------------------------------------
       2. Setup of new principal/agent                 ***
--------------------------------------------------------------------------------------------------------
       3. Add new agents (up to 10)                    ***
--------------------------------------------------------------------------------------------------------
 I.    Equipment Interfaces
--------------------------------------------------------------------------------------------------------
       1. Startup/conversion for:*
--------------------------------------------------------------------------------------------------------
          a.   Jerrold AH-4, -4E or -8                 ***
--------------------------------------------------------------------------------------------------------
          b.   Jerrold AI-O, ACC 1000, ACC             ***
               2000 or ACC 4000
--------------------------------------------------------------------------------------------------------
          c.    Jerrold AH-2, -1, or -2E               ***
--------------------------------------------------------------------------------------------------------
          d.    Scientific Atlanta SM III, IV or V     ***
--------------------------------------------------------------------------------------------------------
          e.    Tocom                                  ***
--------------------------------------------------------------------------------------------------------
          f.    Zenith intel, PC or HP 1000            ***
--------------------------------------------------------------------------------------------------------
          g.    DCR (ARC 1000)                         ***
--------------------------------------------------------------------------------------------------------
          h.    Pioneer M1 M2 M3 or M5                 ***
--------------------------------------------------------------------------------------------------------
          i.    SA IPPV                                ***
--------------------------------------------------------------------------------------------------------
          j.    Pioneer IPPV                           ***
--------------------------------------------------------------------------------------------------------
          k.    Jerrold IPPV                           ***
--------------------------------------------------------------------------------------------------------
          l.    Tocom IPPV                             ***
--------------------------------------------------------------------------------------------------------
          m.    Zenith Phonevision or IPPV             ***
--------------------------------------------------------------------------------------------------------
          n.    IPPV add-on for existing customer      ***
--------------------------------------------------------------------------------------------------------
          o.    DCR for existing Jerrold AH4-E         ***
                customer
--------------------------------------------------------------------------------------------------------
          p.    Upgrade-same vendor-multiple           ***
                controllers
--------------------------------------------------------------------------------------------------------
          q.    Hardware/software upgrades -           ***
--------------------------------------------------------------------------------------------------------

 CONFIDENTIAL AND PROPRIETARY INFORMATION -FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

--------------------------------------------------------------------------------------------------------
                                     Ancillary Service Fees

--------------------------------------------------------------------------------------------------------
          ITEM                                     ONE TIME        MONTHLY       MONTHLY
                                                  CHARGE PER       CHARGE       CHARGE PER     PER ITEM
                                                    SYSTEM       PER SYSTEM     SUBSCRIBER
--------------------------------------------------------------------------------------------------------
                same vendor
--------------------------------------------------------------------------------------------------------
          r.    Hardware/software change -             ***
                different vendor (if one-way)
--------------------------------------------------------------------------------------------------------
          s.    Hardware/software change -             ***
                different vendor (if PPV)
--------------------------------------------------------------------------------------------------------
          t.    PCB change                             ***
--------------------------------------------------------------------------------------------------------
          u.    Fleet management                       ***            ***
--------------------------------------------------------------------------------------------------------
 J.    Conversion/Implementation customer         Based on quote
       preparation (per system)
--------------------------------------------------------------------------------------------------------
 K.    Documentation
--------------------------------------------------------------------------------------------------------
       1. Cable user guides (4 volumes)                ***
--------------------------------------------------------------------------------------------------------
       2. Cable user date file (1 volume)              ***
--------------------------------------------------------------------------------------------------------
 L.    File maintenance (each request)                 Quote
--------------------------------------------------------------------------------------------------------
 M.    Special reports (each request)
--------------------------------------------------------------------------------------------------------
       1. Duplicate terminal address reports           ***
--------------------------------------------------------------------------------------------------------
       2. Duplicate house address report               ***
--------------------------------------------------------------------------------------------------------
       3. Duplicate house/sub compare report           ***
--------------------------------------------------------------------------------------------------------
       4. Duplicate sub/converter compare report       ***
--------------------------------------------------------------------------------------------------------
       5. Duplicate phone report                       ***
--------------------------------------------------------------------------------------------------------
       6. Month-end printed at CSG ($250 minimum                                               ***
          /mo.)
--------------------------------------------------------------------------------------------------------
       7. Trouble call reports                                        ***
--------------------------------------------------------------------------------------------------------
       8. Financial reports (CPSM 318)                                ***
--------------------------------------------------------------------------------------------------------
 N.    Tape Requests (per request)                     ***
--------------------------------------------------------------------------------------------------------
 O.    PC Software
--------------------------------------------------------------------------------------------------------
       1. Data formatter
--------------------------------------------------------------------------------------------------------
          a.    First copy                             ***
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
          b.    Additional copies (each)               ***
--------------------------------------------------------------------------------------------------------
       2. Conversion/Implementation software
--------------------------------------------------------------------------------------------------------
          a.    First copy                             ***
--------------------------------------------------------------------------------------------------------
          b.    Additional copies (each)               ***
--------------------------------------------------------------------------------------------------------
 P.    User data/report data files - special
       services
--------------------------------------------------------------------------------------------------------
       1. Late user data file cards                    ***
--------------------------------------------------------------------------------------------------------
       2. Late reports data file cards                 ***
--------------------------------------------------------------------------------------------------------
       3. Late statement message card                  ***
--------------------------------------------------------------------------------------------------------
       4. Special user data file build                 ***
--------------------------------------------------------------------------------------------------------
       5. Special reports data file build              ***
--------------------------------------------------------------------------------------------------------
 Q.    Cable radio
--------------------------------------------------------------------------------------------------------
       1. DCR Startup                                  ***
--------------------------------------------------------------------------------------------------------
       2. Local DMX startup                            ***
--------------------------------------------------------------------------------------------------------
       3. Centralized DMX startup                      ***
--------------------------------------------------------------------------------------------------------
 R.    Deconversion fees
--------------------------------------------------------------------------------------------------------
       1. Per set of deconversion tapes                ***
--------------------------------------------------------------------------------------------------------
       2. Online access fee                            ***
--------------------------------------------------------------------------------------------------------
 S.    Training                                   ***/day +
                                                  T & E Expense
--------------------------------------------------------------------------------------------------------

 CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

TELEPHONY BASIC PROCESSING SERVICES
-----------------------------------

--------------------------------------------------------------------------------
STANDARD MONTHLY BASIC PROCESSING FEE PER SUBSCRIBER:                 $0.50
--------------------------------------------------------------------------------


-------------------------------------------------------------------------
                    Message Processing Per Month

-------------------------------------------------------------------------
        1 to 500,000 messages      ***     per message
-------------------------------------------------------------------------
  500,001 to 1,000,000 messages    ***     per message
-------------------------------------------------------------------------
1,000,001 messages and above       ***     per message
-------------------------------------------------------------------------


-------------------------------------------------------------------------
               Rating of Toll Messages Per Month

-------------------------------------------------------------------------
       1    to 100,000 messages    ***     per message
-------------------------------------------------------------------------
 100,001    to 250,000 messages    ***     per message
-------------------------------------------------------------------------
  25,001    to 400,000 messages    ***     per message
-------------------------------------------------------------------------
 400,001    messages and above     ***     per message
-------------------------------------------------------------------------


-------------------------------------------------------------------------
                    Carrier Access Billing Per Month
-------------------------------------------------------------------------
Per Carrier                                       ***
-------------------------------------------------------------------------
Per Access Line                                   ***
-------------------------------------------------------------------------
                 (minimum *** per month)
-------------------------------------------------------------------------
                 (maximum *** per month)
-------------------------------------------------------------------------


-------------------------------------------------------------------------
                         Switch Polling

-------------------------------------------------------------------------
Actual cost of long distance phone calls (dial-up) or dedicated circuit
-------------------------------------------------------------------------


-------------------------------------------------------------------------
                         Directory Listing Update
-------------------------------------------------------------------------
Per Update                                   ***
-------------------------------------------------------------------------
(minimum *** per month)
-------------------------------------------------------------------------


-------------------------------------------------------------------------
                              E911 Updates
-------------------------------------------------------------------------
Per Update                                   ***
-------------------------------------------------------------------------
(minimum *** per month)
-------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                Other Services
------------------------------------------------------------------------------------------------
Start-up & special programming fee                                                        Quote
------------------------------------------------------------------------------------------------
Consulting Services:
------------------------------------------------------------------------------------------------
                                        Systems Integration                               Quote
------------------------------------------------------------------------------------------------
                                        Business Planning & Operational Specifications    Quote
------------------------------------------------------------------------------------------------
Training                                                                                  Quote
------------------------------------------------------------------------------------------------

*Note: ACSR and ESP are required with use of CSG Telephony Services Prices on this Exhibit are subject to change annually

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

     CCS IMPLEMENTATION AND CONVERSION
     ---------------------------------

     For site conversions with subscriber counts of less than 20,000:
     ---------------------------------------------------------------
     CSG Start-Up Fee - ****
     CSG Support - Travel Expenses Plus ***/day
     On Data Bases Over 10K Subs, CSG will offer the following:
     . Programmatic Load of House Data - ****
     . Programmatic Load of Converter Date - ****


     Conversion Fee Schedule-                               Site Size
     Programmable Conversion (4)
     -------------------------------------------------------------------------------------------
                                           20,000 -   60,000 -   90,000 -  more than    150,000
                                           --------   --------   --------              ---------
                                           59,999     89,999    149,999
                                           ------     ------    -------
     --------------------------------------------------------------------------------------------
     Processor
     --------------------------------------------------------------------------------------------
     Known
     --------------------------------------------------------------------------------------------
     Excluding Travel & Entertainment
     --------------------------------------------------------------------------------------------
      Total Conversion/Implementation Fee  ***        ***       ***         ***
     --------------------------------------------------------------------------------------------

     Known Processors: BSI, EDS - System 1 (CMS), Service Electric, CableData, ISD, Toner, CableMax, Parallex, Touchstone, Cablestar, Quickdata.

     3. CCS PRODUCTS FEES (ACSR/CIT/SCRIPTING/COMPUTER BASED TRAINING):
        --------------------------------------------------------------

     ACSR/CIT/SCRIPTING SOFTWARE
-------------------------------------------------------------------------------------------------
       COMPONENTS CHECKLIST                           QTY      COST     EXTENDED
                                                                         COST
-------------------------------------------------------------------------------------------------
ACSR/CIT/Scripting Perpetual License Fee               30       ***      ***
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Brixton PU2.1  SNA Core Software                        1       ***      ***
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Brixton session for SNA server (Blocks of 20 only)    200       ***      ***
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Brixton 3270 Solaris Client                             1       ***      ***
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Chameleon NFS for Windows 3.1 (20-49 units)            30       ***      ***
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Tuxedo Workstation License                             30       ***      ***
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Platinum Univision                                      1       ***      ***
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
ACSR Computer Based Training (CBT)                      1       ***      ***
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Scripting Computer Based Training (CBT)                 1       ***      ***
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
CIT Computer Based Training (CBT)                       1       ***      ***
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
PostalSoft                                              1       ***      ***
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Autosys                                                 1       ***      ***
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Forest and Trees                                        1       ***      ***
-------------------------------------------------------------------------------------------------

     TOTAL ACSR/CIT/SCRIPTING SOFTWARE: ***
     1)  All software fees are for networks utilizing intel based workstations.
     2) Per workstation fees include required third party license fees where applicable.
     3) Licenses for 3rd party server software are included with server prices reflected under Hardware Configuration.
     4)  Additional workstations can be added at CSG's then current list price.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

     ACSR AND THIRD PARTY SOFTWARE MAINTENANCE (Required)
     ----------------------------------------------------

    ----------------------------------------------------------------------------------------------------
             COMPONENTS CHECKLIST                    QTY                ANNUAL                 EXTENDED
                                                                         COST                    COST
   -----------------------------------------------------------------------------------------------------
     ACSR/CIT/Scripting Software                     30                  ***                      ***
   -----------------------------------------------------------------------------------------------------
   -----------------------------------------------------------------------------------------------------
     Tuxedo Workstation                              30                  ***                      ***
   -----------------------------------------------------------------------------------------------------
   -----------------------------------------------------------------------------------------------------
     Platinum Univision Server                        1                  ***                      ***
   -----------------------------------------------------------------------------------------------------
   -----------------------------------------------------------------------------------------------------
     Forest and Trees                                 1                  ***                      ***
   -----------------------------------------------------------------------------------------------------
   -----------------------------------------------------------------------------------------------------
     ACSR CBT                                         1                  ***                      ***
   -----------------------------------------------------------------------------------------------------
     Scripting CBT                                    1                  ***                      ***
   -----------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------
     CIT CBT                                          1                  ***                      ***
   -----------------------------------------------------------------------------------------------------
   -----------------------------------------------------------------------------------------------------
     Netmanage Chameleon NFS (per w/s)               30                  ***                      ***
   -----------------------------------------------------------------------------------------------------
   -----------------------------------------------------------------------------------------------------
     Brixton PU2 1 Gateway                            1                  ***                      ***
   -----------------------------------------------------------------------------------------------------
   -----------------------------------------------------------------------------------------------------
     PostalSoft - Maintenance                         1                  ***                      ***
   -----------------------------------------------------------------------------------------------------
   -----------------------------------------------------------------------------------------------------
     PostalSoft - Directory Updates                   1                  ***                      ***
   -----------------------------------------------------------------------------------------------------
   -----------------------------------------------------------------------------------------------------
     AutoSys                                          1                  ***                      ***
   -----------------------------------------------------------------------------------------------------

Total Annual ACSR & Third Party Software Maintenance: ***



   Installation For ACSR/CIT/SCRIPTING
   -----------------------------------

   1) Prices are for simple single site, single server ACSR installation. CIT & Scripting will require additional services.
   2) Prices assume customer managed installation except for services indicated. Additional services available on request.

   ACSR/CIT/SCRIPTING. HARDWARE CONFIGURATION
   ------------------------------------------

   ---------------------------------------------------------------------------------------------------------
                        COMPONENTS CHECKLIST                     QTY            COST         EXTENDED
                                                                                               COST
   ---------------------------------------------------------------------------------------------------------
     SERVER
   ---------------------------------------------------------------------------------------------------------
     SUN Spare 1000, 6 CPU, 512M, 4Gb, 4MM tape,                  1             ***            ***
      CD-ROM, quad ethernet card.
   ---------------------------------------------------------------------------------------------------------
     SUN Spare storage array with fiber channel cable & 12.6G     1             ***            ***
   ---------------------------------------------------------------------------------------------------------
     25MB Fiber Host Adaptor                                      1             ***            ***
   ---------------------------------------------------------------------------------------------------------
     6x2.1 GB SCSI-2 Disk Drives (array)                          1             ***            ***
   ---------------------------------------------------------------------------------------------------------
     16-32GB 4mm DDS-2 Tape Auto Loader                           1             ***            ***
   ---------------------------------------------------------------------------------------------------------
     1x2.1 GB Disk Drive (Main Cabinet)                           1             ***            ***
   ---------------------------------------------------------------------------------------------------------
   ---------------------------------------------------------------------------------------------------------
     UN-INTERRUPTABLE POWER SUPPLY
   ---------------------------------------------------------------------------------------------------------
     American Power Smart UPS-2000 VA                             1             ***            ***
   ---------------------------------------------------------------------------------------------------------
     Ameican PowerChute  management  software for Solaris         1             ***            ***

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

------------------------------------------------------------------------------------------------------------------
   WORKSTATIONS
------------------------------------------------------------------------------------------------------------------
   IBM PC350 Pentium P133 16M RAM, 1.6Ghd,,
   w/SVGA 15" monitor, 3Com, Windows 3.11                              30                ***               ***
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
   PRINTERS
------------------------------------------------------------------------------------------------------------------
   IBM 4226 (533 cps, FDP-400 cps, DP-200 cps, NLQ)                      1                ***               ***
   HP Laser Jet4 with Jet Direct Card                                    1                ***               ***
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
   DATA COMMUNICATIONS EQUIPMENT
------------------------------------------------------------------------------------------------------------------
   Decision Data 4030 protocol converter (1 async, 1 coax, 56K)         1                ***               ***
   Modem sharing device (MSD) 4 Port                                    1                ***               ***
   V.35 Cable 6ft.                                                      1                ***               ***
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
   CONCENTRATORS (FOR ETHERNET)
------------------------------------------------------------------------------------------------------------------
   Synoptics 10baset Ethernet 16 port managed (2813-04)                 2                ***               ***
   Synoptics 10baset Ethernet passive 16 port (2803)                    1                ***               ***
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
   ROUTERS
------------------------------------------------------------------------------------------------------------------
   Dial-up Router (Nethopper)                                           1                ***               ***
------------------------------------------------------------------------------------------------------------------

   TOTAL HARDWARE: ***

   1) All prices are for networks utilizing intel based workstations.
   2) Prices are for simple single site ACSR installation.
   3) Additional workstations and/or subscribers can be added at CSG's then current list price.

   HARDWARE MAINTENANCE(Optional)
   ------------------------------

--------------------------------------------------------------------------------------------------------------------
                           COMPONENTS CHECKLIST                       QTY             ANNUAL          EXTENDED
                                                                                       COST             COST
--------------------------------------------------------------------------------------------------------------------
   SERVERS
--------------------------------------------------------------------------------------------------------------------
     Sun Spare 1000                                                    1               ***              ***
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   WORKSTATIONS
--------------------------------------------------------------------------------------------------------------------
     IBM VP 486DX/33 Desktop                                          30               ***              ***
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   CONCENTRATORS (For Ethernet)
--------------------------------------------------------------------------------------------------------------------
     Synoptics 10 baset Ethernet 16 port Managed                       2               ***              ***
     Synoptics 10 baset Ethernet 16 port Passive                       1               ***              ***
--------------------------------------------------------------------------------------------------------------------

   TOTAL OPTIONAL ANNUAL HARDWARE MAINTENANCE: ***

   HARDWARE INSTALLATION AND CERTIFICATION
   ---------------------------------------

--------------------------------------------------------------------------------------------------------------------
                          COMPONENTS CHECKLIST                       QTY             COST          EXTENDED
                                                                                                     COST
--------------------------------------------------------------------------------------------------------------------
   Site-survey (1 for each location)                                 1               ***              ***
--------------------------------------------------------------------------------------------------------------------
   Workstation wiring installation and certification                30               ***              ***
--------------------------------------------------------------------------------------------------------------------
   Site Diagram                                                      1               ***              ***
--------------------------------------------------------------------------------------------------------------------
   Concentrator installation and certification                       3               ***              ***
--------------------------------------------------------------------------------------------------------------------
   Server Configuration and Software Installation                    1               ***              ***
--------------------------------------------------------------------------------------------------------------------
   Server installation and certification                             1               ***              ***
--------------------------------------------------------------------------------------------------------------------
   Workstation installation and certification                       30               ***              ***
--------------------------------------------------------------------------------------------------------------------
   Printer installation and certification                            2               ***              ***
--------------------------------------------------------------------------------------------------------------------
   Decision data 4030                                                1               ***              ***
--------------------------------------------------------------------------------------------------------------------

   TOTAL HARDWARE INSTALLATION AND CERTIFICATION: ****

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR
  THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

ANCILLARY SERVICES FOR ACSR/CIT/SCRIPTING
-----------------------------------------

--------------------------------------------------------------------------------------------------------------------
DESCRIPTION                           PRICE PER       PRICE PER        PRICE PER        PRICE PER         PRICE PER
                                      DAY             DEVICE           HOUR             ITEM              MONTH
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
1 Day User Training                   ***
--------------------------------------------------------------------------------------------------------------------
LAN Cabling                                           ***
--------------------------------------------------------------------------------------------------------------------
Workstation Install                                   ***
--------------------------------------------------------------------------------------------------------------------
LAN Hub Install                                       ***
--------------------------------------------------------------------------------------------------------------------
Router Install                                        ***
--------------------------------------------------------------------------------------------------------------------
Modem Install                                         ***
--------------------------------------------------------------------------------------------------------------------
Printer Install                                       ***
--------------------------------------------------------------------------------------------------------------------
User Guides - Paper (One set of                                                         ***
Paper User Guides is provided to
each System Site at no additional
charge)
--------------------------------------------------------------------------------------------------------------------
User Guides - Electronic w/right                                                        ***
to copy (annual)
--------------------------------------------------------------------------------------------------------------------
User Guide Right to Copy - Paper                                                        ***
(Annual)
--------------------------------------------------------------------------------------------------------------------
Annual Fee for User Guide                                                               ***
Updates - Paper (One set of Paper
User Guides Updates is provided
to each System Site at no
additional charge)
--------------------------------------------------------------------------------------------------------------------
Custom Technical Support -                                             ***
Hourly
--------------------------------------------------------------------------------------------------------------------
Custom Technical Support -                                                                                ***
Monthly Contract
--------------------------------------------------------------------------------------------------------------------
User Training - Up to 8 Students      ***
--------------------------------------------------------------------------------------------------------------------
Hourly Technical Support,                                              ***
Consulting, Systems Integration
--------------------------------------------------------------------------------------------------------------------
AOI API License Fee (per                                                                ***
application interfaced)
--------------------------------------------------------------------------------------------------------------------
AOI API Annual Maintenance                                                              ***
Fee (per application interfaced)
--------------------------------------------------------------------------------------------------------------------
Forest & Trees License Fee (for                       ***
CIT and Scripting)
--------------------------------------------------------------------------------------------------------------------
Forest & Trees Annual                                 ***
Maintenance Fee (for CIT and
Scripting)
--------------------------------------------------------------------------------------------------------------------

NOTE: Customer support is provided during CSG's customer service hours for support of questions, functionality, workflow, training, and non-catastrophic software defects. System support of ACSR, CIT and Scripting is provided as part of the maintenance fees for problems resulting from defects in ACSR, CIT and Scripting. If Customer does not have a certified Designated Environment or Customer has modified the network, third party software, third party hardware or ACSR, CIT or Scripting, customized support is provided for *** hour (or an optional *** month support contract is available covering up to fifty (50) hours of support).

NOTE: CSG is not responsible for providing a backup and recovery plan for ACSR, CIT and Scripting.


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

VANTAGE:
--------

One Time Start-up Fee: ***
---------------------

Monthly Subscriber Fee: *** minimum based on 2.0 CPU Minutes per 1,000 Basic
----------------------
Subs at the rate of *** per subscriber. Includes daily database updates, installation and training services, ongoing support, and CPU usage.

Systems Integration and Support Fee: ***/hour + T&E
-----------------------------------

 .    Certifying non-certified hardware/software environment
 .    Troubleshooting existing hardware/software environment (first hour is free for certified Designated Environments)
 .    On-site support as requested by customer
 .    All maintenance and support fees are subject to an annual increase in accordance with the CPI Index for Urban Wage Earners.

Training:
--------
 .    Basic Vantage training at a regularly scheduled Omaha training class, as space permits. This will be allocated at one (1) class for up to four (4) people for the first *** (or portion of) of the "Monthly Subscriber Fee" for Vantage. For each additional *** (or portion of) of the "Monthly Subscriber Fee", one (1) additional person may attend the training class.

 .    Basic Vantage training at a scheduled regional training class, as space permits. This will be allocated at one (1) class for up to four (4) people for the first *** (or portion of) of the "Monthly Subscriber Fee" for Vantage. For each additional *** (or portion of) of the "Monthly Subscriber Fee", one (1) additional person may attend the training class.

 .    Basic Vantage training at a customer requested time and/or location is available on at the rate of ***/day + T&E

Static Database
---------------
 .    One Time Set-up: Fee ***
 .    Monthly Load Fee: ***/data base
 .    Monthly Disk Storage: ***/megabyte (minimum of *** per month)

Monetary Transactions
---------------------
*Customer may store between one and six months of data.
 .    One Time Set-up: Fee ***
 .    Monthly Processing Fee: *** per sub, *** minimum
 .    Monthly Disk Storage: ***/megabyte (minimum of *** per month)

Additional Work Order History
-----------------------------
 .    One Time Set-up: Fee ***
 .    Monthly Processing Fee: *** for each month beyond two years for each database
 .    Monthly Disk Storage: ***/megabyte (minimum of *** per month)

Scheduling Calendar
-------------------
 .    One Time Set-up: Fee ***
 .    Monthly Processing Fee: *** for each monthly schedule stored
 .    Monthly Disk Storage: ***/megabyte (minimum of *** per month)

Cluster Coding: Annual subscription pricing available on request
--------------

Query Development: ***/hour
------------------
                                      11

 CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

 Third Party Software (A separate purchase order shall be executed for third
 --------------------
 party software)

 Forest & Trees                     ***/workstation
 Forest & Trees Annual Maintenance  ***/workstation (first 90 days at no charge)
 EDA/Link by Information Builders   ***/workstation
 3270 Emulation, Windows            ***/workstation
                                    (Attachemate Extra, DCA Irma, or IBM 3270)


Additional CPU usage (per minute): ***
--------------------

Output Charges: Per agreement
--------------

NOTE: CSG will store up to 13 months of Customer's financial data and up to
----
24 months Customer's work order data in the CSG Vantage database for so long as Customer pays the Fees and Charges for Vantage.

3. PRINT AND MAIL SERVICES FEES
   ----------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              PRINT AND MAIL SERVICE FEES
------------------------------------------------------------------------------------------------------------------------------------
                       ITEM/DESCRIPTION                                                                      PRICE

------------------------------------------------------------------------------------------------------------------------------------
I.   ESP Processing Fees*
------------------------------------------------------------------------------------------------------------------------------------
     A.  First Physical Page, Duplexed (Front & Back), Black & White Print Only
------------------------------------------------------------------------------------------------------------------------------------
         1.   Generic Format                                                                         ****  per statement
------------------------------------------------------------------------------------------------------------------------------------
         2.   Data Warehouse Format                                                                  ****  per statement
------------------------------------------------------------------------------------------------------------------------------------
         3.   CSG Phoenix Statement Format                                                           Quote
------------------------------------------------------------------------------------------------------------------------------------
         4.   CCS ACSR/Technony Format                                                               Quote
------------------------------------------------------------------------------------------------------------------------------------
         5.   Custom Format (e.g., Long Distance Comparisons)                                        Quote
------------------------------------------------------------------------------------------------------------------------------------
     B.  Additional Physical Pages, Duplexed (Front & Back), Black & White Print Only
------------------------------------------------------------------------------------------------------------------------------------
         1.   Statement                                                                              ****   per physical page
------------------------------------------------------------------------------------------------------------------------------------
         2.   Ad Page/Coupon Page                                                                    ****   per physical page
------------------------------------------------------------------------------------------------------------------------------------

*NOTE:   An additional physical page means text items, such as billing details or system-generated statement messages that overflow onto an additional physical page with no more graphics than those graphics tied to messages via the statement message module and no programmer intervention. The page may include static company information, such as, policies and procedures, payment locations, franchise authorities, etc. Only graphics from the ESP graphics library may be used on the additional physical page. Set-up and changes to this page are billed at the ESP Development and Programming Fee.

         An ad page/coupon means targeted messages, coupons or advertisememts using text, graphics and coupon borders generated on an additional physical page. No reverses or dark photos may be used, only gray scale graphics. This page may be duplexed, but only text may be printed on the back side. The conditional logic for this page can be by zip code or franchise. Set-up and changes to this page are billed at the ESP Development and Programming Fee.

------------------------------------------------------------------------------------------------------------------------------------
II.  Postage Fees
------------------------------------------------------------------------------------------------------------------------------------
     Cost plus Mail Preparation Fee                                                                  ****   per Statement per
                                                                                                            Mailing
------------------------------------------------------------------------------------------------------------------------------------
III. Print and Mail Ancillary Service Fees
------------------------------------------------------------------------------------------------------------------------------------
     A.  Microfiche
------------------------------------------------------------------------------------------------------------------------------------
         1.   Original Copy                                                                          ****   each
------------------------------------------------------------------------------------------------------------------------------------
         2.   Duplicate Copy                                                                         ****   each
------------------------------------------------------------------------------------------------------------------------------------
     B.  CD-ROM                                                                                      ****   per simplex statement
                                                                                                            page plus postage
------------------------------------------------------------------------------------------------------------------------------------
     C.  One-Time Start-Up Fee Per System Site
------------------------------------------------------------------------------------------------------------------------------------
         1.   Generic Statement                                                                      ****
------------------------------------------------------------------------------------------------------------------------------------
         2.   Custom Statement                                                                       ****   Quote
------------------------------------------------------------------------------------------------------------------------------------
     D.  Past Due Notices (excludes postage)
------------------------------------------------------------------------------------------------------------------------------------
         1. Generic, per notice                                                                      ****
------------------------------------------------------------------------------------------------------------------------------------

                                      12

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

 ------------------------------------------------------------------------------------
                          PRINT AND MAIL SERVICE FEES

------------------------------------------------------------------------------------
                    ITEM/DESCRIPTION                             PRICE

------------------------------------------------------------------------------------
          2.   Generic, with bold lettering, per notice          ***
------------------------------------------------------------------------------------
          3.   Custom, per notice                                Quote
------------------------------------------------------------------------------------
     E.   Computer Letters (excludes postage)
------------------------------------------------------------------------------------
          1.   Generic, per letter                               ***
------------------------------------------------------------------------------------
          2.   Custom, per letter                                Quote
------------------------------------------------------------------------------------
     F.   Delinquency Labels
------------------------------------------------------------------------------------
          1.   Spooled to site                                   *** per label
------------------------------------------------------------------------------------
          2.   Printed 4-up labels                               *** per label
------------------------------------------------------------------------------------
          3.   Printed Cheshire labels                           *** per label
------------------------------------------------------------------------------------
          4.   Printed LAB labels                                *** per label
------------------------------------------------------------------------------------
          5.   Reports (*** minimum charge)                      *** per report,
                                                                     per site
------------------------------------------------------------------------------------
     G.   ESP Development and Programming                        *** per hour
------------------------------------------------------------------------------------
     H.   Special Request Build Fee                              ***
------------------------------------------------------------------------------------
     I.   Paper, Envelope, Supply Purchasing                     Quote
------------------------------------------------------------------------------------
     J.   Inserts
------------------------------------------------------------------------------------
          1.   Printing Services
------------------------------------------------------------------------------------
               a.   Marketing/ad inserts                         Quote
------------------------------------------------------------------------------------
               b.   Other communication                          Quote
------------------------------------------------------------------------------------
          2.   Processing (maximum of 5 inserts per statement)   *** per insert
------------------------------------------------------------------------------------
          3.   Set-up charge
------------------------------------------------------------------------------------
               a.   Cycle size per site less than 5,000
                     statements                                  *** per cycle
------------------------------------------------------------------------------------
               b.   Cycle size per site more than 10,000
                     statements                                  No Charge
------------------------------------------------------------------------------------
               c.   Maximum of one set-up per cycle per site     ***
------------------------------------------------------------------------------------
          4.   Late insert notification                          *** per version
                                                                     per site
------------------------------------------------------------------------------------
          5.   Late arrival of inserts                           *** per version
                                                                     per site
------------------------------------------------------------------------------------
          6.   Holds or notification of insufficient inserts     ***
------------------------------------------------------------------------------------
          7.   Returns to customer (handling fee)                *** (Shipping costs
                                                                      passed to
                                                                      customer)
------------------------------------------------------------------------------------
     K.   ESP Deconversion Fee                                   Quote
------------------------------------------------------------------------------------
     L.   Special Build Fee                                      *** per build per
                                                                     System site

------------------------------------------------------------------------------------


                                      13

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

4.   DATA COMMUNICATIONS PRICING
--------------------------------

-----------------------------------------------------------------------------------------------------
   MAXIMUM PRINTERS         CIRCUIT SPEED                             INSTALLATION        MONTHLY
      SUPPORTED                                                          CHARGE           CHARGE
-----------------------------------------------------------------------------------------------------
                            (M-P= Multiple Locations per Circuit)
-----------------------------------------------------------------------------------------------------
                            (P-P= Dedicated Circuit per Location)
-----------------------------------------------------------------------------------------------------
      2-600 LPM                        P-P 56 KBPS/SNA                    ***               ***
-----------------------------------------------------------------------------------------------------
      2-475 LPM
-----------------------------------------------------------------------------------------------------
 *    Requires 3174-91R controller or SNA gateway.

 **   Printers just being used for screen print are counted as devices but are not included here.

 ***  Includes all modems and maintenance fees for installations and centralized help desk in the
      Continental U.S.
      For point-to-point circuits running at 9.6 KBPS; 14.4 KBPS; and 19.2 KBPS, dial-back-up capability price *** per month, one time installation ***. Each site must supply two business lines to connect to the dial-back-up modem. In addition, customer will pay any usage charges incurred. This capability backs up only the circuit, does not support modems or node. 56 KBPS/
      SNA circuit is required for each server running to ACSR software.
-----------------------------------------------------------------------------------------------------

                              TCP/IP CONNECTIONS
                          DATA COMMUNICATIONS PRICING
                   HOST SERVER REQUIRED AT CUSTOMER LOCATION

-----------------------------------------------------------------------------------------------------
                            CIRCUIT                                   INSTALLATION        MONTHLY
                             SPEED                                       CHARGE           CHARGE*
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
PRIMARY/CONNECTION
-----------------------------------------------------------------------------------------------------
                               56 KBPS                                     ***              ***
-----------------------------------------------------------------------------------------------------
                              128 KBPS                                     ***              ***
-----------------------------------------------------------------------------------------------------
                              256 KBPS                                     ***              ***
-----------------------------------------------------------------------------------------------------
                              512 KBPS                                     ***              ***
-----------------------------------------------------------------------------------------------------
                            1,544 MBPS                                     ***              ***
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
SECOND LEASED LINE IS AVAILABLE UP TO PRIMARY SPEED
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
PRIMARY/CONNECTION
-----------------------------------------------------------------------------------------------------
                               56 KBPS                                     ***              ***
-----------------------------------------------------------------------------------------------------
                              128 KBPS                                     ***              ***
-----------------------------------------------------------------------------------------------------
                              256 KBPS                                     ***              ***
-----------------------------------------------------------------------------------------------------
                              512 KBPS                                     ***              ***
-----------------------------------------------------------------------------------------------------
                            1,544 MBPS                                     ***              ***
-----------------------------------------------------------------------------------------------------

Token ring or SDLC adapter card can be installed in any of the above configurations.
Token Ring Card ***
SDLC Adaptor Card ***
Includes all modems and maintenance fees for installations and centralized help desk in the Continental U.S. For point-to-point circuits running at 9.6 KBPS;
14.4 KBPS; and 19.2 KBPS, dial-back-up capability price *** per month, one time installation ***. Each site must supply two business lines to connect to the dial-back-up modem. In addition, customer will pay any usage charges incurred., This capability backs up only the circuit, does not support modems or node. Also, 56 KBPS circuit is required to support CSG's data warehouse product.

The fees listed above are subject to change without notice.


                                      14


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

WIRE TRANSFER INSTRUCTIONS:
--------------------------

Norwest Bank of Nebraska, NA
20th Street and Farnam Street
Omaha, Nebraska USA 68102
ABA 104000058
Account Number 1155026349

Agreed and accepted this 27th day of Sept., 1996, by:

CSG SYSTEMS, INC. ("CSG")                 ("Customer")

By: /s/ George F.Haddix                   By: /s/ William F. Wallace
    ------------------------                  --------------------------


                                      15

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                  SCHEDULE G

                            PRINT AND MAIL SERVICES

1. SERVICES. Subject to the terms and conditions of the Master Agreement, CSG will provide to Customer, and Customer will purchase from CSG, all of Customer's requirements for the Print and Mail Services set forth in this Schedule G for all of Customer's subscriber accounts.

2. POSTAGE. CSG agrees to purchase the postage required to mail statements to Customer's subscribers ("Subscriber Statements"), notification letters generated by CSG, past due notices and other materials mailed by CSG on behalf of Customer. Customer shall reimburse CSG for all postage expenses incurred in the performance of the Print and Mail Services based on the then current first class postal rate for each item of first class mail processed by CSG.

3. COMMUNICATIONS SERVICES. CSG shall provide, at Customer's expense, a data communications line from the CSG data processing center to each of Customer's system site locations identified in Exhibit G-1 attached hereto (the "System Sites"). Customer shall pay all fees and charges incurred by CSG in connection with the installation and use of and peripheral equipment related to the data communications line in accordance with the fees described in Schedule F attached
                                                             ----------
hereto. Customer shall electronically transmit all data to CSG in a format approved by CSG. Customer shall, at its expense, obtain all software and equipment necessary for the transmission of data to CSG, and Customer shall be responsible for retransmission of data if any errors occur during transmission.

4. ANCILLARY SERVICES. CSG shall provide the ancillary services described in Schedule F attached hereto (the "Ancillary Services") at the rates described in
----------
Schedule F.
----------

5. ENHANCED STATEMENT PRESENTATION SERVICES. For the fees set forth in Schedule F CSG shall develop a customized billing statement (the "ESP
----------
Statement") for Customer's subscribers utilizing CSG's enhanced statement presentation services. Customer agrees that CSG's enhanced statement presentation service shall be Customer's sole and exclusive method of mailing Subscriber Statements. The ESP Statements may include CSG's or Customer's intellectual property. "Customer's Intellectual Property" means the trademarks, service marks, other indicia of origin, copyrighted material and art work owned or licensed by Customer that CSG may use in connection with designing, producing and mailing ESP Statements and performing its other obligations pursuant to this Agreement. "CSG Intellectual Property" means trademarks, service marks, other indicia of origin, copyrighted material and art work owned or licensed by CSG and maintained in CSG's public library that may be used in connection with designing, producing and mailing ESP Statements.

(b)  Development and Production of ESP Statements. CSG will perform the design,
     --------------------------------------------
development and programming services related to design and use of the ESP Statements (the "Work") and create the work product deliverables (the "Work Product") set forth in a separately executed and mutually agreed upon ESP Work Order (the "Work Order") after the effective date set forth on the Work Order. The ESP Statement will contain the CSG Intellectual Property set forth on the Work Order. Customer shall pay CSG the Development Fee for the Work and the Work Product set forth on the Work Order upon acceptance of the ESP Statements in accordance with the Work Order. Except with respect to Customer's Intellectual Property, Customer agrees that the Work and Work Product shall be the sole and exclusive property of CSG. Customer shall have no proprietary interest in the Work Product or in CSG's billing and management information software and technology and agrees that the Work Product is not a work specially ordered and commissioned for use as a contribution to a collective work and is not a work made for hire pursuant to United States copyright law. After CSG has completed the Work and the Work Product, CSG will produce ESP Statements for Customer.

(c)  Supplies. CSG will suggest and Customer will select the type and quality of
     --------
the paper stock, carrier envelopes and remittance envelopes for the ESP Statements (the "Supplies"). CSG shall purchase Customer's requirements of Supplies necessary for production and mailing of the ESP Statements. CSG shall charge Customer the rates set forth in Schedule F for purchase of Supplies.

(d)  License of Customer's Intellectual Property. Customer licenses to CSG to
     -------------------------------------------
use all of Customer's Intellectual Property necessary to design, produce and mail the ESP Statements and perform CSG's other rights and obligations pursuant to Section 5(b) of this Schedule G, including, but not limited to, the
                        ----------
Intellectual Property listed in the Work Order. CSG shall have the right by notice to Customer to cease use of any of Customer's Intellectual Property on ESP Statements at any time. Customer represents and warrants that it owns or has licensed all Customer's Intellectual Property and has full power and authority to grant CSG the license set forth herein and that CSG's use of Customer's Intellectual Property on the ESP Statements will not constitute a misuse or infringement of the Customer's Intellectual Property or an infringement of the rights of any third party. Customer will use best efforts to maintain its rights to use and license Customer's Intellectual Property and will immediately advise CSG of the loss of Customer's right to use any Customer's Intellectual Property and will advice CSG of all copyright and other notices that must be used in connection with Customer's Intellectual Property and of any restrictions on use of Customer's Intellectual Property relevant to CSG.

(e)  Indemnification Relating to ESP Statements. Customer shall indemnify,
     ------------------------------------------
defend and hold CSG harmless from any claims, demands, liabilities, losses, damages, judgments or settlements, including all reasonable costs expenses related thereto (including attorney's fees),

                                      42

CONFIDENTIAL AND PRORIETARY INFORMATION - USE BY AUTHORIZED EMPLOYEES FOR THE
 PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES
directly or indirectly resulting from Customer's breach of any representation or warranty under this Section 5, Customer's Intellectual Property, the Work Product, and the printing and mailing of ESP Statements, except for those arising out of CSG Intellectual Property.

(f) If Customer ceases utilizing CSG's enhanced statement presentation services as method of mailing Subscriber Statements for any System Site and converts to CSG's generic statement format, Customer agrees to pay CSG the deconversion fee set forth in Schedule F.
             ----------

6. PER CYCLE MINIMUM. As of the Commencement Date as defined in Section 11 below, for each month that this Agreement is in effect, Customer will maintain per each billing cycle a minimum of three thousand (3000) subscribers on the CSG System. Per System Site, Customer will have a minimum of four (4) cycles per month but no more than twenty-eight (28) cycles per month.

7. PROCESSING MINIMUM. If at any time, the fees and charges incurred as computed pursuant to Schedule F for the Print and Mail Services are less than a
                     ----------
minimum of ***** in processing fees per month (the "Minimum"), Customer agrees to pay the Minimum.

9. DEPOSIT. At least seven (7) days prior to the Commencement Date of the Print and Mail Services set forth in Section 11 below, Customer shall pay CSG a security deposit (the "Deposit") for the payment of the expenses described in Sections 2, 3 and 4 of this Schedule G (the "Disbursements"). The Deposit will
                            ----------
equal the estimated amount of Disbursements for one (1) month as determined by CSG based upon the project volume of applicable services to be performed monthly by CSG. If Customer incurs Disbursements greater than the Deposit for any month, Customer shall, within thirty (30) days of receipt of a request from CSG to increase the Deposit, pay CSG the additional amount to be added to the Deposit. If Customer fails to pay the additional amount requested within such 30-day period, CSG may terminate this Master Agreement as provided for in Section 20. Upon written request from Customer, CSG will return to Customer a portion of the Deposit if the Disbursements incurred by Customer on a monthly basis are less than the Deposit for three (3) consecutive months. In addition to the foregoing, CSG shall have the right to apply the Deposit to the payment of any invoice from CSG which remains unpaid during the term of this Agreement, and Customer agrees to replenish any such Deposit amount as set forth above. Any portion of the Deposit that remains after the payment of all amounts due to CSG following the termination or expiration of this Master Agreement will be returned to Customer. Customer shall not be entitled to receive interest on the Deposit while it is maintained by CSG.

10. TERM. The first day of the calendar month in which the Print and Mail Services commence shall be referred to as the "Commencement Date." The Print and Mail Services shall continue for a period of three (3) years from Commencement Date.

AGREED AND ACCEPTED THIS 27th DAY OF SEPT., 1996, BY:

CSG SYSTEMS, INC.("CSG")       VENTURES IN COMMUNICATIONS RMTS D/B/A TELCOM PLUS
                               ("Customer")


BY: /s/ SIGNATURE ILLEGIBLE^^  BY: /s/ SIGNATURE ILLEGIBLE^^
   --------------------------     --------------------------

Exhibit D-1................ SYSTEM SITES

                                      43

 CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                  EXHIBIT G-1
                                  -----------
                                 SYSTEM SITES

Largo, MD



                                      44

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                  SCHEDULE H

                INCORPORATION THIRD PARTY SOFTWARE AND LICENSES

                        ADDITIONAL TERMS AND CONDITIONS

     The following terms and conditions supplement, and where in conflict, supersede the terms and conditions contained in the Master Agreement, but solely with respect to the identified item of Incorporated Third Party Software.

[NOTE: THE PRODUCTS LICENSED UNDER SCHEDULE C DO NOT CONTAIN ANY INCORPORATED
                                   ----------
THIRD PARTY PRODUCTS.]


                                      45

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES